UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934
(Amendment No.  )
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Preliminary Proxy Statement

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Definitive Proxy Statement

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Soliciting Material under §240.14a-12

CAPITALWORKS EMERGING MARKETS ACQUISITION CORP

(Name of Registrant as Specified In Its Charter)
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CAPITALWORKS EMERGING MARKETS ACQUISITION CORP
C/O ELLENOFF GROSSMAN & SCHOLE LLP
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105
LETTER TO SHAREHOLDERS
Dear Shareholders:
On behalf of the board of directors (the “Board”) of Capitalworks Emerging Markets Acquisition Corp (the “Company,” “we” or similar terminology), I invite you to attend an extraordinary meeting in lieu of an annual general meeting of shareholders (the “Meeting”). The Meeting will be held at 10:00 a.m. Eastern Time on February 29, 2024. The Company will be holding the Meeting via live webcast. You will  be able to attend the Meeting, vote and submit your questions online by visiting at https://www.cstproxy.com/cemac/2024. The Notice of Meeting of Shareholders, the proxy statement and the proxy card that each accompany this letter are also available at https://www.cstproxy.com/cemac/2024.
As discussed in the enclosed proxy statement, the purpose of the Meeting is to consider and vote upon the following proposals (the “Proposals”):
(i)
Proposal 1 — A proposal to amend, by special resolution, the Company’s amended and restated memorandum of association and articles of association, as amended (the “charter”) in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment”): (a) to extend the date by which the Company would be required to consummate a business combination from March 3, 2024 to March 3, 2025 (such period, the “Extension Period”) and (b) to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date than March 3, 2025 (including prior to March 3, 2024) (the “Extension Amendment Proposal”);

(ii)
Proposal 2 — A proposal to ratify, by ordinary resolution, the selection by the audit committee of the Board Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending March 31, 2024 (the “Auditor Ratification Proposal”);

(iii)
Proposal 3 — A proposal to approve, by ordinary resolution of the sole holder of the Class B ordinary share of the Company, with a nominal or par value of $0.0001 per share, the re-appointment of each of Whitney Baker and Michael Faber as a Class I Director until the 2027 annual general meeting of the Company in accordance with the charter (the “Director Appointment Proposal”); and

(iv)
Proposal 4 — A proposal to approve, by ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Auditor Ratification Proposal, the Director Appointment Proposal and, if presented, the Adjournment Proposal is more fully described in the accompanying proxy statement.
Only holders of record of our ordinary shares at the close of business on January 24, 2024 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.
Our Board has approved the Extension Amendment Proposal, the Auditor Ratification Proposal, the Director Appointment Proposal and , if presented, the Adjournment Proposal, and recommends that holders of ordinary shares vote in favor of Extension Amendment Proposal, the Auditor Ratification Proposal, and , if presented, the Adjournment Proposal, and the sole holder of Class B ordinary share in issue votes in favor of each of the director nominees in the Director Appointment Proposal. Approval of the Extension Amendment Proposal requires the affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting and entitled to vote thereon. Approval of each of the Auditor Ratification Proposal and Adjournment Proposal requires the affirmative vote of a majority of the votes cast by shareholders represented at the Meeting and entitled to vote thereon. Approval of the Director Appointment Proposal requires the affirmative vote of a majority of the votes cast by the sole holder of our Class B ordinary share represented at the Meeting and entitled to vote thereon.
In connection with the Extension Amendment Proposal, holders (the “public shareholders”) of the Company’s Class A ordinary shares, with a nominal or par value of $0.0001 per share (the “public shares”), included in the units sold in its initial public offering (the “IPO”), may elect to redeem their public shares (the “Election”) for a per-share price, payable in cash, equal to the aggregate amount then on deposit in the trust account (the “Trust Account”) established in connection with the Company’s IPO, including interest not previously released to the Company to pay taxes, divided by the number of then outstanding public shares, regardless of whether or how such public shareholders vote on the Extension Amendment Proposal at the Meeting; however, redemption payments for Elections in connection with this Meeting will only be made if the Extension Amendment Proposal receives the requisite shareholder approval.
On March 1, 2023, we entered into a definitive business combination agreement (the “Lexasure Business Combination Agreement”) with Lexasure Financial Group Limited, a Cayman Islands exempted company limited by shares (together with its successors, “Lexasure”), Lexasure Financial Holdings Corp., a Cayman Islands exempted company limited by shares (“Pubco”), CEMAC Merger Sub Inc., a Cayman Islands exempted company limited by shares and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), Lexasure Merger Sub Inc., a Cayman Islands exempted company limited by shares and a wholly-owned subsidiary of Pubco (“Company Merger Sub” and, together with SPAC Merger Sub, the “Merger Subs”), CEMAC Sponsor LP (the “Sponsor”), a Cayman Islands exempted limited partnership, in the capacity as the representative from and after the effective time for the shareholders of the Company and Pubco (other than the former Lexasure shareholders) (the “SPAC Representative”), and Ian Lim Teck Soon, an individual, in the capacity as the representative from and after the Effective Time for the former Lexasure shareholders (the “Seller Representative”) for an initial business combination (the “Lexasure Business Combination”). For more information about the Lexasure Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 7, 2023, as well as the Registration Statement on Form F-4 to be filed by Pubco in connection with the Lexasure Business Combination.
As a result of the signing of the Lexasure Business Combination Agreement with respect to the Lexasure Business Combination, the period of time to consummate our initial business combination was automatically extended by an additional three months to June 3, 2023 in accordance with our charter. On May 23, 2023, the Company held an extraordinary general meeting of shareholders of the Company, at which the Company’s shareholders approved, among other things, an amendment to our charter to extend the date by which the Company must consummate an initial business combination to March 3, 2024.
While the Company is using its best efforts to complete the Lexasure Business Combination as soon as practicable, our Board currently believes that there will not be sufficient time before March 3, 2024 to consummate the Lexasure Business Combination (or an alternative initial business combination if we are unable to complete the Lexasure Business Combination).
Accordingly, the Board believes that it is in the best interests of our shareholders to provide the Company more time to consummate the Lexasure Business Combination (or an alternative initial business combination if we are unable to complete the Lexasure Business Combination), as well as to provide additional flexibility to wind up our operations prior to the end of the Extension Period. We intend to hold another shareholders’ meeting prior to the expiration of the Extension Period in order to seek shareholder approval of the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination).
On May 23, 2023, the Sponsor converted on a one-for-one basis 5,749,999 Class B ordinary shares that were issued prior to our IPO into 5,749,999 Class A ordinary shares (the “Founder Conversion”) and following the Founder Conversion, our Sponsor will continue to own one Class B ordinary share. The 5,749,999 Class A ordinary shares issued in connection with the Founder Conversion are subject to the same restrictions as applied to the Class B ordinary shares before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of an initial business combination as described in the prospectus for our IPO.

On November 8, 2023, in connection with the Lexasure Business Combination Agreement, the Company entered into a side letter with Lexasure (the “Second Financials Side Letter”), addressing Lexasure’s expectation of not meeting deadline for the delivery of the PCAOB audited company financials or the PCAOB reviewed quarterly company financials set forth in certain covenants and termination provisions of the Lexasure Business Combination Agreement, as extended by that certain side letter, dated April 19, 2023, entered into by and between the Company and Lexasure.
Pursuant to the Second Financials Side Letter, the Company has agreed to forbear from enforcing its rights to terminate the Lexasure Business Combination Agreement pursuant to certain termination provisions thereunder, until either December 15, 2023, or December 31, 2023, depending on whether it relates to the PCAOB audited company financials or the PCAOB reviewed quarterly company financials, respectively. In exchange for this forbearance, Lexasure has agreed to loan to the Company reasonable amounts that the Company is obligated to deposit into the Trust Account in connection with extensions, as well as extension- related expenses such as the filing of an additional Quarterly Report on Form 10-Q and the renewal of the Company’s D&O insurance, up to a maximum of $400,000 (the “Second Lexasure Loan”). The Second Lexasure Loan is unsecured and interest free. In connection with the Second Lexasure Loan, the Sponsor agreed to transfer a number of Class B ordinary shares to Lexasure or its designee, equal to the amount not returned to Lexasure from the escrow divided by $10.00 per share regardless of whether the closing of the Lexasure Business Combination occurs. The Company agreed to repay the Second Lexasure Loan directly to Lexasure at the closing of the Lexasure Business Combination. In the event of the termination of the Lexasure Business Combination Agreement for any reason, the Second Lexasure Loan shall be cancelled and no amounts shall be owed by the Company, provided that any amounts advanced by Lexasure pursuant to the Second Financials Side Letter shall reduce the amounts payable by Lexasure pursuant to the termination fee provision of the Lexasure Business Combination Agreement.
You are not being asked to vote on the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination) at this time. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining holders of public shares will retain their right to redeem their public shares if and when the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination) is submitted to shareholders for approval, subject to any limitations set forth in our charter. In addition, public shareholders who do not make the Election will be entitled to have their public shares redeemed for cash if the Company has not completed the initial business combination before the expiration of the Extension Period or upon the Company’s earlier liquidation, subject to any limitations set forth in our charter.
The Company reserves the right at any time to cancel the Meeting and not to submit to its shareholders the Extension Amendment Proposal or implement the Extension Amendment.
If the Extension Amendment Proposal is approved and implemented, then in accordance with the Company’s Trust Agreement, the Trust Account will not be liquidated (other than to effectuate the redemptions described above) until the earlier of:
(a)
receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement); or

(b)
the expiration of the Extension Period.

To exercise your redemption rights, you must tender your shares to Continental Stock Transfer & Trust Company, the Company’s transfer agent, at least two business days prior to the Meeting. You may tender your shares by delivering your shares electronically using The Depository Trust Company’s DWAC (Deposit/Withdrawal At Custodian) system. If you hold your shares in street name, you will need to instruct your bank, broker or other nominee to withdraw the shares from your account in order to exercise your redemption rights. The redemption rights include the requirement that a shareholder must identify itself in writing as a beneficial holder and provide its legal name, phone number, and address in order to validly redeem its public shares.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).
Based on funds in the Trust Account of approximately $46.86 million as of February 9, 2024, the Company estimates that the per-share pro rata portion of the Trust Account will be approximately $11.07 at the time of the Meeting (before taking into account the removal of the accrued interest to pay our taxes). The closing price of the Company’s Class A ordinary shares on the Nasdaq Global Market on February 14, 2024 was $10.98. Accordingly, if the market price were to remain the same until the date of the Meeting, exercising redemption rights would result in a public shareholder receiving $0.09 more for each share than if such shareholder sold the shares in the open market. The Company cannot assure shareholders that they will be able to sell their public shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in its securities when such shareholders wish to sell their public shares.
If the Extension Amendment Proposal is not approved, and the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination) is not completed on or before March 3, 2024, we will be required to dissolve and liquidate our Trust Account by returning the then-remaining funds (less taxes payable and less up to $100,000 of interest to pay winding up and dissolution expenses) in such account to the public shareholders.
After careful consideration of all relevant factors, the Board has determined that each of the Proposals is advisable and recommends that you vote or give instruction to vote “FOR” each of the Extension Amendment Proposal, the Auditor Ratification Proposal, and , if presented, the Adjournment Proposal and vote “FOR” each of the director nominees in the Director Appointment Proposal.
Enclosed is the proxy statement containing detailed information concerning the Meeting, the Extension Amendment Proposal, the Auditor Ratification Proposal, the Director Appointment Proposal and, if presented, the Adjournment Proposal. Whether or not you plan to virtually participate in the Meeting, we urge you to read this material carefully and vote your shares.
Sincerely,
/s/ Roberta Brzezinski

Roberta Brzezinski
Chief Executive Officer
February 15, 2024

CAPITALWORKS EMERGING MARKETS ACQUISITION CORP
c/o Ellenoff Grossman & Schole
LLP 1345 Avenue of the Americas
New York, NY 10105
NOTICE OF EXTRAORDINARY MEETING IN LIEU
OF AN ANNUAL GENERAL MEETING OF
SHAREHOLDERS TO
BE HELD ON FEBRUARY 29, 2024
February 15, 2024
To the Shareholders of Capitalworks Emerging Markets Acquisition Corp:
NOTICE IS HEREBY GIVEN that an extraordinary meeting in lieu of an annual general meeting of shareholders (the “Meeting”) of Capitalworks Emerging Markets Acquisition Corp (the “Company,” “we” or similar terminology), a Cayman Islands exempted company, will be held on February 29, 2024, at 10:00 a.m. Eastern Time. The Company will be holding the Meeting via live webcast. You will be able to attend the Meeting, vote and submit your questions online by visiting at https://www.cstproxy.com/cemac/2024.
The purpose of the Meeting will be to consider and vote upon the following proposals (the “Proposals”):
(i)
Proposal 1 — A proposal to amend, by special resolution, the Company’s amended and restated memorandum of association and articles of association, as amended (the “charter”) in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment”): (a) to extend the date by which the Company would be required to consummate a business combination from March 3, 2024 to March 3, 2025 (such period, the “Extension Period”) and (b) to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date than March 3, 2025 (including prior to March 3, 2024) (the “Extension Amendment Proposal”);

(ii)
Proposal 2 — A proposal to ratify, by ordinary resolution, the selection by the audit committee of the Board Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending March 31, 2024 (the “Auditor Ratification Proposal”);

(iii)
Proposal 3 — A proposal to approve, by ordinary resolution of the sole holder of the Class B ordinary share of the Company, with a nominal or par value of $0.0001 per share, the re-appointment of each of Whitney Baker and Michael Faber as a Class I Director until the 2027 annual general meeting of the Company in accordance with the charter (the “Director Appointment Proposal”); and

(iv)
Proposal 4 — A proposal to approve, by ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

Each of the Extension Amendment Proposal, the Auditor Ratification Proposal, the Director Appointment Proposal and , if presented, the Adjournment Proposal is more fully described in the accompanying proxy statement.
The Adjournment Proposal will only be presented at the Meeting if there are not sufficient tabulated votes to approve the Extension Amendment Proposal, the Auditor Ratification Proposal, or the Director Appointment Proposal. The Adjournment Proposal may be presented as the first proposal at the Meeting.
The Board has fixed the close of business on January 24, 2024 as the record date (the “Record Date”) for the Meeting and only holders of shares of record at that time will be entitled to notice of and to vote at the Meeting or any adjournments or postponements thereof.

By Order of the Board of Directors Sincerely,
/s/ Roberta Brzezinski

Roberta Brzezinski
Chief Executive Officer
Dated: February 15, 2024
YOUR VOTE IS IMPORTANT. IF YOU ARE A SHAREHOLDER OF RECORD, WHETHER OR NOT YOU PLAN TO PARTICIPATE VIRTUALLY IN THE MEETING, IT IS REQUESTED THAT YOU INDICATE YOUR VOTE ON THE PROPOSALS INCLUDED ON THE ENCLOSED PROXY CARD AND DATE, SIGN AND MAIL IT IN THE ENCLOSED SELF-ADDRESSED ENVELOPE WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES OF AMERICA OR SUBMIT YOUR PROXY THROUGH THE INTERNET AS PROMPTLY AS POSSIBLE. IF YOU ARE A SHAREHOLDER OF RECORD, YOU MAY ALSO CAST YOUR VOTE ONLINE AT THE MEETING. IF YOUR SHARES ARE HELD IN AN ACCOUNT AT A BROKERAGE FIRM OR BANK, YOU MUST INSTRUCT YOUR BROKER OR BANK HOW TO VOTE YOUR SHARES, OR YOU MAY CAST YOUR VOTE ONLINE AT THE MEETING BY OBTAINING A LEGAL PROXY FROM YOUR BROKERAGE FIRM OR BANK. ABSTENTIONS, WHILE CONSIDERED PRESENT FOR THE PURPOSES OF ESTABLISHING A QUORUM, WILL NOT COUNT AS VOTES CAST AND WILL HAVE NO EFFECT ON THE OUTCOME OF THE VOTE ON EACH OF THE PROPOSALS, ASSUMING A QUORUM IS PRESENT. FAILURE TO VOTE BY PROXY OR TO VOTE IN PERSON (INCLUDING VIRTUALLY) AT THE MEETING WILL HAVE NO EFFECT ON THE OUTCOME OF THE VOTE ON EACH OF THE PROPOSALS, ASSUMING A QUORUM IS PRESENT.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS: THIS PROXY STATEMENT TO THE SHAREHOLDERS WILL BE AVAILABLE AT HTTPS://WWW.CSTPROXY.COM/CEMAC/2024. WE ARE FIRST MAILING THESE MATERIALS TO OUR SHAREHOLDERS ON OR ABOUT FEBRUARY 16, 2024.
CAPITALWORKS EMERGING MARKETS ACQUISITION CORP
C/O ELLENOFF GROSSMAN & SCHOLE LLP
1345 AVENUE OF THE AMERICAS
NEW YORK, NY 10105

CAPITALWORKS EMERGING MARKETS ACQUISITION CORP
PROXY STATEMENT
FOR AN EXTRAORDINARY MEETING IN LIEU OF AN ANNUAL GENERAL MEETING
TO BE HELD AT 10:00 A.M. EASTERN TIME ON FEBRUARY 29, 2024
CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS
This proxy statement contains forward-looking statements within the meaning of Section 27A of the Securities Act, and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are subject to known and unknown risks, uncertainties and assumptions about us that may cause our actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” or the negative of such terms or other similar expressions. Such statements include, but are not limited to, possible business combinations and related matters, as well as all other statements other than statements of historical fact.
The forward-looking statements contained in this proxy statement are based on our current expectations and beliefs concerning future developments and their potential effects on us. There can be no assurance that future developments affecting us will be those that we have anticipated. These forward-looking statements involve a number of risks, uncertainties (some of which are beyond our control) or other assumptions that may cause actual results or performance to be materially different from those expressed or implied by these forward-looking statements. Factors that might cause or contribute to such a discrepancy include, but are not limited to, those described under “Risk Factors” in this proxy statement and the Company’s Annual Report on Form 10-K filed with the SEC on July 14, 2023 (the “Annual Report”) and in our other SEC filings.
Except as expressly required by applicable securities law, we disclaim any intention or obligation to update or revise any forward-looking statements whether as a result of new information, future events or otherwise.

QUESTIONS AND ANSWERS ABOUT THE MEETING
The information provided in the Questions and Answers below are only summaries of the matters they discuss. They do not contain all of the information that may be important to you. You should read carefully the entire document, including the annexes to this proxy statement.
Why am I receiving this proxy statement?
This proxy statement of Capitalworks Emerging Markets Acquisition Corp (the “Company,” “we” or similar terminology) and the enclosed proxy card are being sent to you in connection with the solicitation of proxies by our board of directors (the “Board”) for use at the Meeting, or at any adjournments or postponements thereof. This proxy statement summarizes the information that you need to make an informed decision on the proposals to be considered at the Meeting.
We are a blank check company incorporated in the Cayman Islands for the purpose of effecting a merger, capital share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses (our “initial business combination”). Our sponsor is CEMAC Sponsor LP, a Cayman Islands exempted limited partnership (the “Sponsor”). On December 3, 2021, the Company consummated its IPO of 23,000,000 units, and a concurrent private placement (the “Private Placement”) of 11,700,000 warrants (the “Private Placement Warrants”), from which it derived gross proceeds in the aggregate of $241,700,000. Prior to the Company’s IPO, the Sponsor purchased 5,750,000 of the Company’s Class B ordinary shares, which are convertible into Class A ordinary shares for an aggregate purchase price of $25,000 or approximately $0.004 per share.
Like most blank check companies, our charter provides for the return of the funds held in trust to the holders of public shares if there is no qualifying business combination(s) consummated on or before a certain date. We initially had until March 3, 2023 (i.e., 15 months from the consummation of the IPO, or the “business combination period”) to complete our initial business combination, subject to:
•
an automatic three-month extension if we have signed a definitive agreement with respect to an initial business combination by March 3, 2023 (an “Automatic Extension”); or

•
if there is no Automatic Extension, a three-month extension subject to the Sponsor or its affiliates or designees depositing additional funds into the Company’s Trust Account.

On March 1, 2023, we entered into a definitive business combination agreement (the “Lexasure Business Combination Agreement”) with Lexasure Financial Group Limited, a Cayman Islands exempted company limited by shares (together with its successors, “Lexasure”), Lexasure Financial Holdings Corp., a Cayman Islands exempted company limited by shares (“Pubco”), CEMAC Merger Sub Inc., a Cayman Islands exempted company limited by shares and a wholly-owned subsidiary of Pubco (“SPAC Merger Sub”), Lexasure Merger Sub Inc., a Cayman Islands exempted company limited by shares and a wholly-owned subsidiary of Pubco (“Company Merger Sub” and, together with SPAC Merger Sub, the “Merger Subs”), CEMAC Sponsor LP (the “Sponsor”), a Cayman Islands exempted limited partnership, in the capacity as the representative from and after the effective time for the shareholders of the Company and Pubco (other than the former Lexasure shareholders) (the “SPAC Representative”), and Ian Lim Teck Soon, an individual, in the capacity as the representative from and after the Effective Time for the former Lexasure shareholders (the “Seller Representative”) for an initial business combination (the “Lexasure Business Combination”). For more information about the Lexasure Business Combination, see our Current Report on Form 8-K filed with the U.S. Securities and Exchange Commission (the “SEC”) on March 7, 2023, as well as the Registration Statement on Form F-4 to be filed by Pubco in connection with the Lexasure Business Combination.
As a result of the signing of the Lexasure Business Combination Agreement with respect to the Lexasure Business Combination, the period of time to consummate our initial business combination was automatically extended by an additional three months to June 3, 2023 in accordance with our charter. On May 23, 2023, the Company held an extraordinary general meeting of shareholders of the Company, at which the Company’s shareholders approved, among other things, an amendment to our charter to extend the date by which the Company must consummate an initial business combination to March 3, 2024.

While the Company is using its best efforts to complete the Lexasure Business Combination as soon as practicable, our Board currently believes that there will not be sufficient time before March 3, 2024 to consummate the Lexasure Business Combination (or an alternative initial business combination if we are unable to complete the Lexasure Business Combination).
Accordingly, the Board believes that it is in the best interests of our shareholders to provide the Company more time to consummate the Lexasure Business Combination (or an alternative initial business combination if we are unable to complete the Lexasure Business Combination), as well as to provide additional flexibility to wind up our operations prior to the end of the Extension Period. We intend to hold another shareholders’ meeting prior to the expiration of the Extension Period in order to seek shareholder approval of the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination).
If the Extension Amendment Proposal is approved and implemented, the business combination period will be extended to March 3, 2025. If this proposal is approved and implemented, our Board may elect, in its sole discretion, to wind up our operations on any date following the adoption of the Extension Amendment, in which case we will liquidate the Trust Account to redeem all public shares and thereafter liquidate and dissolve in accordance with law. Our Board believes that it is in the best interests of the shareholders to both continue the Company’s existence as currently permitted under our charter until the expiration of the Extension Period (as defined below) and to enable the Company to liquidate the Trust Account and dissolve in accordance with law and to redeem all public shares on a specified date prior to March 3, 2025 (including prior to the current termination date) if it determines such action is in the best interests of the shareholders.
Under the Auditor Ratification Proposal, we are asking our shareholders to ratify our audit committee’s selection of Marcum LLP (“Marcum”) as our independent registered public accounting firm for the fiscal year ending March 31, 2024. Marcum has audited our financial statements for the fiscal year ended March 31, 2023 and the period from April 20, 2021 (inception) to March 31, 2022. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Marcum as our independent registered public accounting firm for the fiscal year ending March 31, 2024, our audit committee may reconsider the selection of Marcum as our independent registered public accounting firm.
Under the Director Appointment Proposal, we are asking the sole holder of our Class B ordinary share to reappoint each of Whitney Baker and Michael Faber as the Class I directors of the Board. Currently, our directors are divided into three classes, each of which will generally serve for a term of three years with only one class of directors being appointed in each year. Class I consists of Whitney Baker and Michael Faber, with a term expiring at the Meeting, and the sole holder of our Class B ordinary share will have the right to appoint all of our directors prior to consummation of our initial business combination in accordance with our charter.
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. If the Company anticipates that it may not have sufficient tabulated votes to pass the Extension Amendment Proposal, the Auditor Ratification Proposal or the Director Appointment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Director Appointment Proposal.
The Adjournment Proposal may be presented as the first proposal at the time of the Meeting.
Therefore, the Board is submitting the Proposals described in this proxy statement for the shareholders to vote upon.
When and where is the Meeting?
The Meeting will be held at 10:00 a.m. Eastern Time, on February 29, 2024, in virtual format. The Company’s shareholders may attend and vote at the Meeting by visiting https://www.cstproxy.com/cemac/2024 and entering the control number found on their proxy card. You may also attend the Meeting telephonically by dialing +1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The conference ID for telephone access is 2305307#. You will not be able to attend the Meeting physically. The online meeting format for the Meeting will enable full and equal participation by all our shareholders from any place in the world at little to no cost.
How do I attend the virtual Meeting?
Registered shareholders receive a proxy card from Continental Stock Transfer & Trust Company (“Continental”). The proxy card contains instructions on how to attend the Meeting including the URL address, along with a control number that you will need for access. If you do not have your control number, contact Continental by phone at: (917) 262-2373, or email proxy@continentalstock.com.
You can pre-register to attend the virtual meeting starting on February 23, 2024 at 10:00 a.m. Eastern Time (four (4) business days prior to the meeting date). Enter the URL address into your browser https://www.cstproxy.com/cemac/2024, enter your control number, name and email address. Once you pre- register you will be able to vote. At the start of the Meeting you will need to log in again using your control number and will also be prompted to enter your control number if you vote during the Meeting.
Beneficial holders, who own their shares through a bank or broker, will need to contact Continental to receive a control number. If you plan to vote at the Meeting, you will need to have a legal proxy from your bank or broker. If you would like to attend the Meeting and not vote, Continental will issue you a guest control number after you provide proof of beneficial ownership. Either way, you must contact Continental for specific instructions on how to receive the control number, by phone at: (917) 262-2373, or email at proxy@continentalstock.com. Please allow up to seventy-two (72) hours prior to the Meeting for processing your control number.
If you do not have internet capabilities, you can listen only to the meeting by dialing +1 800-450-7155 (toll-free within the United States and Canada) or +1 857-999-9155 (outside of the United States and Canada, standard rates apply). The conference ID for telephone access is 2305307#. This is listen only; you will not be able to vote or enter questions during the Meeting.
How do I vote?
If you are a holder of record of Company ordinary shares, you may vote virtually at the Meeting or by submitting a proxy for the Meeting. Whether or not you plan to attend the Meeting virtually, the Company urges you to vote by proxy to ensure your vote is counted. You may submit your proxy by (i) completing, signing, dating and returning the enclosed proxy card in the accompanying pre-addressed postage paid envelope or (ii) (for registered shareholders) voting online at https://www.cstproxyvote.com. You may still attend the Meeting and vote virtually at https://www.cstproxy.com/cemac/2024, if you have already voted by proxy.
If your Company ordinary shares are held in “street name” by a broker or other agent, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the Meeting. However, since you are not the shareholder of record, you may not vote your shares virtually at the Meeting unless you first submit a legal proxy to Continental, as described above in “How do I attend the virtual Meeting?”
How do I change my vote?
If you are a holder of record of Company ordinary shares, you can revoke your proxy at any time before the final vote at the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting virtually at the Meeting. Attendance at the Meeting alone will not change your vote.
If your Company ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.
What is being voted on?
You are being asked to vote on the following proposals (the “Proposals”):

(i)
Proposal 1 — A proposal to amend, by special resolution, the Company’s amended and restated memorandum of association and articles of association, as amended (the “charter”) in the form set forth in Annex A to the accompanying proxy statement (the “Extension Amendment”): (a) to extend the date by which the Company would be required to consummate a business combination from March 3, 2024 to March 3, 2025 (such period, the “Extension Period”) and (b) to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date than March 3, 2025 (including prior to March 3, 2024) (the “Extension Amendment Proposal”);

(ii)
Proposal 2 — A proposal to ratify, by ordinary resolution, the selection by the audit committee of the Board Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending March 31, 2024 (the “Auditor Ratification Proposal”);

(iii)
Proposal 3 — A proposal to approve, by ordinary resolution of the sole holder of the Class B ordinary share of the Company, with a nominal or par value of $0.0001 per share, the re-appointment of each of Whitney Baker and Michael Faber as a Class I Director until the 2027 annual general meeting of the Company in accordance with the charter (the “Director Appointment Proposal”); and

(iv)
Proposal 4 — A proposal to approve, by ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals (the “Adjournment Proposal”).

How are votes counted?
Votes will be counted by the inspector of election appointed for the Meeting, who will separately count “FOR” and “AGAINST” votes and abstentions for each of the Extension Amendment Proposal, Auditor Ratification Proposal, and Adjournment Proposal, and “FOR” and “WITHHELD” votes for each of the director nominees in the Director Appointment Proposal.
Why is the Company proposing the Extension Amendment Proposal?
The Company’s IPO prospectus and charter provided that the Company initially has until March 3, 2023 (the date which is 15 months after the consummation of the IPO) to complete the initial business combination, subject to (i) an Automatic Extension or (ii) a three-month extension (until June 3, 2023) at the request of our Sponsor and the funding of additional amounts into the Trust Account. On March 1, 2023, we entered into the Lexasure Business Combination Agreement with Lexasure, Pubco, Merger Subs, the SPAC Representative, and the Seller Representative for the Lexasure Business Combination. As a result of the signing of the Lexasure Business Combination Agreement with respect to the Lexasure Business Combination, the period of time to consummate our initial business combination has been automatically extended by an additional three months to June 3, 2023 in accordance with our charter. On May 23, 2023, the Company held an extraordinary general meeting of shareholders of the Company, at which the Company’s shareholders approved, among other things, an amendment to our charter to extend the date by which the Company must consummate an initial business combination to March 3, 2024.
While the Company is using its best efforts to complete the Lexasure Business Combination as soon as practicable, our Board currently believes that there will not be sufficient time before March 3, 2024 to consummate the Lexasure Business Combination (or an alternative initial business combination if we are unable to complete the Lexasure Business Combination).
Accordingly, the Board believes that it is in the best interests of our shareholders to provide the Company more time to consummate the Lexasure Business Combination (or an alternative initial business combination if we are unable to complete the Lexasure Business Combination), as well as to provide additional flexibility to wind up our operations prior to the end of the Extension Period. We intend to hold another shareholders’ meeting prior to the expiration of the Extension Period in order to seek shareholder approval of the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination).

The Company reserves the right at any time to cancel the Meeting and not to submit to its shareholders the Extension Amendment Proposal.
Why is the Company proposing the Auditor Ratification Proposal?
Under the Auditor Ratification Proposal, we are asking our shareholders to ratify our audit committee’s selection of Marcum as our independent registered public accounting firm for the fiscal year ending March 31, 2024. Marcum has audited our financial statements for the fiscal year ended March 31, 2023 and the period from April 20, 2021 (inception) to March 31, 2022. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Marcum as our independent registered public accounting firm for the fiscal year ending March 31, 2024, our audit committee may reconsider the selection of Marcum as our independent registered public accounting firm.
Why is the Company proposing the Director Appointment Proposal?
Currently, our directors are divided into three classes, each of which will generally serve for a term of three years with only one class of directors being appointed in each year. Class I consists of Whitney Baker and Michael Faber, with a term expiring at the Meeting, and the sole holder of our Class B ordinary share will have the right to appoint all of our directors prior to consummation of our initial business combination. Therefore, we are asking the sole holder of our Class B ordinary share to reappoint each of Whitney Baker and Michael Faber as the Class I directors of the Board.
Why is the Company proposing the Adjournment Proposal?
If the Company anticipates that it may not have sufficient tabulated votes to pass the Extension Amendment Proposal, the Auditor Ratification Proposal or the Director Appointment Proposal, the Company may put the Adjournment Proposal to a vote in order to seek additional time to obtain sufficient votes in support of the Extension Amendment Proposal, the Auditor Ratification Proposal and the Director Appointment Proposal. If the Adjournment Proposal is put forth at the Meeting and is not approved by the Company’s shareholders, the Board may not be able to adjourn the Meeting to a later date or dates, and the Extension Amendment Proposal, the Auditor Ratification Proposal and the Director Appointment Proposal will be put at the Meeting for approval even if the Company anticipates that there are insufficient votes for, or otherwise in connection with, the approval of such proposals. For the avoidance of doubt, if put forth at the Meeting, the Adjournment Proposal will be the first and only proposal voted on and the Extension Amendment Proposal, the Auditor Ratification Proposal and the Director Appointment Proposal will not be submitted to the shareholders for a vote provided that the Adjournment Proposal is approved.
Why should I vote “FOR” the Extension Amendment Proposal?
Our Board believes shareholders will benefit from the Company consummating the Lexasure Business Combination (or an alternative initial business combination if we are unable to complete the Lexasure Business Combination) and is proposing the Extension Amendment to extend the date by which the Company must complete the initial business combination prior to the expiration of the Extension Period. Our Board also believes that shareholders will benefit from enabling the Board to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the Extension Amendment and prior to the end of the Extension Period (including a date prior to the current termination date), after taking into account various factors, including, but not limited to, the prospect of negotiating and consummating a business combination prior to the end of the Extension Period. Your vote in favor of the Extension Amendment Proposal is required for the Company to implement the Extension Amendment.
The Company’s existing charter provides that if the Company’s shareholders approve an amendment to the Company’s charter that would affect the substance or timing of the Company’s obligation to redeem public shares if the Company does not complete its initial business combination before March 3, 2024, the Company will provide holders of its public shares (“public shareholders”) with the opportunity to redeem all or a portion of their public shares upon such approval (the election for such a redemption, the “Election”) at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. The Company believes that this charter provision was included to protect the Company’s shareholders from having to sustain their investments for an unreasonably long period if the Company failed to find a suitable business combination during the business combination period. If you do not elect to redeem your public shares, you will retain the right to vote on any proposed initial business combination in the future and the right to redeem your public shares in connection with such initial business combination.
If the Extension Amendment is approved, the Board will have the flexibility to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the Extension Amendment at any time before or after the current termination date, and prior to the end of the Extension Period.
If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement reduce the amount of funds in the Trust Account to below (i) $10.20 per public share or (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per public share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act of 1933, as amended (the “Securities Act”). The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.
Our Board recommends that you vote in favor of the Extension Amendment Proposal but expresses no opinion as to whether you should redeem your public shares. Public shareholders may elect to redeem their public shares regardless of whether or how they vote on the Extension Amendment Proposal at the Meeting; however, redemption payments for Elections in connection with this Meeting will only be made if the Extension Amendment Proposal receives the requisite shareholder approval.
Why should I vote “FOR” the Auditor Ratification Proposal?
Marcum has served as the Company’s independent registered public accounting firm since 2021. Our audit committee and Board believe that stability and continuity in the Company’s auditor is important as we continue to search for and complete an initial business combination. Our Board recommends that you vote in favor of the Auditor Ratification Proposal.
Why should I vote “FOR” the Director Appointment Proposal?
Our charter provides that our Board is divided into three classes with only one class of directors being appointed in each year and each class (except for those directors appointed prior to our first annual general meeting) serving a three-year term. In accordance with the Nasdaq corporate governance requirements, we are required to hold an annual general meeting no later than one year after our first full fiscal year end following our incorporation. At the Meeting, our sole holder of the Class B ordinary share in issue will have an opportunity to vote for the re-election of each of Whitney Baker and Michael Faber as a Class I Director of the Board to hold office until the 2027 annual general meeting of the Company in accordance with our charter.
Why should I vote “FOR” the Adjournment Proposal?
If the Adjournment Proposal, if presented, is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the other Proposals.

How do the Company insiders intend to vote their shares?
All of the Company’s directors and officers and their respective affiliates are expected to vote any ordinary shares over which they have voting control (including any public shares owned by them) in favor of the Proposals.
Our initial shareholders (and their permitted transferees) have entered into a letter agreement with us pursuant to which they have agreed to vote any shares owned by them in favor of any proposed initial business combination and to waive their redemption rights with respect to their ordinary shares in connection with the completion of our initial business combination or (ii) a shareholder vote to approve an amendment to our charter (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within the applicable time frame or (B) with respect to any other provision relating to shareholders’ rights or pre-initial business combination activity. The initial shareholders are not entitled to redeem the 5,750,000 Class B ordinary shares received on May 12, 2021, including any Class A ordinary shares converted therefrom (the “Founder Shares”).
On the Record Date, the initial shareholders beneficially owned and were entitled to vote 5,750,000 Founder Shares, which in the aggregate represents approximately 57.5% of the Company’s issued and outstanding ordinary shares.
The Sponsor may enter into arrangements with a limited number of shareholders pursuant to which such shareholders would agree not to redeem the public shares beneficially owned by them in connection with the Extension Amendment Proposal. The Sponsor may provide such shareholders either Founder Shares or membership interests in the Sponsor pursuant to such arrangements.
Does the Board recommend voting for the approval of each of the Proposals?
Yes. After careful consideration of the terms and conditions of the proposals, the Board has determined that the proposals are in the best interests of the Company and its shareholders. The Board unanimously recommends that shareholders vote “FOR” each of the Extension Amendment Proposal, the Auditor Ratification Proposal, and , if presented, the Adjournment Proposal and “FOR” each of the director nominees in the Director Appointment Proposal.
What vote is required to adopt the Extension Amendment Proposal?
Approval of the Extension Amendment Proposal will require the affirmative vote of at least two-thirds of the votes cast by shareholders represented at the Meeting and entitled to vote thereon.
When would the Board abandon the Extension Amendment?
Our Board will abandon the Extension Amendment if our shareholders do not approve the Extension Amendment Proposal.
Additionally, in accordance with our charter, the Company will not present the Extension Amendment Proposal to our shareholders if redemptions in connection with such amendment would cause the Company’s net tangible assets to be less than $5,000,001 following such redemptions.
If we do not present the Extension Amendment Proposal, public shareholders will not have their public shares redeemed in connection with the Meeting.
What vote is required to adopt the Auditor Ratification Proposal and, if necessary, the Adjournment Proposal?
Approval of each of the Auditor Ratification Proposal and Adjournment Proposal requires the affirmative vote of a majority of the votes cast by shareholders represented at the Meeting and entitled to vote thereon.
What vote is required to adopt the Director Appointment Proposal?
Approval of the Director Appointment Proposal requires the affirmative vote of a majority of the votes cast by the sole holder of our Class B ordinary share represented at the Meeting and entitled to vote thereon.

What happens if I sell my ordinary shares or units of the Company before the Meeting?
The Record Date, January 24, 2024, is earlier than the date of the Meeting. If you transfer your public shares after the Record Date but before the Meeting, unless the transferee obtains from you a proxy to vote those shares, you will retain your right to vote at the Meeting. If you transfer your ordinary shares prior to the Record Date, you will have no right to vote those shares at the Meeting.
Will you seek any further extensions to liquidate the Trust Account?
Other than the Extension Amendment, until the expiration of the Extension Period as described in this proxy statement, the Company does not currently anticipate seeking any further extension to consummate the initial business combination.
What happens if the Extension Amendment Proposal is not approved?
If the Extension Amendment Proposal is not approved, and the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination) is not completed on or before March 3, 2024, we will be required to dissolve and liquidate our Trust Account by returning the then-remaining funds (less taxes payable and less up to $100,000 of interest to pay winding up and dissolution expenses) in such account to the public shareholders.
The Company’s initial shareholders have waived their rights to participate in any liquidation distribution with respect to their 5,750,000 Founder Shares. There will be no distribution from the Trust Account with respect to the Company’s warrants, which will expire worthless in the event we wind up.
Additionally, redemption payments for Election in connection with this Meeting will only be made if the Extension Amendment Proposal receive the requisite shareholder approval.
If the Extension Amendment Proposal is approved, what happens next?
Subject to the approval of the Extension Amendment Proposal by at least two-thirds of the votes cast by shareholders represented at the Meeting and entitled to vote thereon, the Company will file an amendment to the charter with the Registrar of Companies of the Cayman Islands in the form of Annex A hereto.
Unless and until the Board determines to wind up the operations of the Company, the Company will remain a reporting company under the Exchange Act, and its units, Class A ordinary shares, and public warrants will remain publicly traded. Unless and until the Board determines to wind up the operations of the Company, the Company will then continue to work to consummate the initial business combination prior to the expiration of the Extension Period.
If the Extension Amendment is approved, the Board will have the flexibility to liquidate the Trust Account to redeem all public shares on a specified date following the adoption of the Extension Amendment at any time before or after the current termination date, and prior to the end of the Extension Period.
If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement reduce the amount of funds in the Trust Account to below (i) $10.20 per public share or (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the Trust Account, if less than $10.20 per public share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses.

The Extension Amendment Proposal must be approved for the Extension Period to be implemented.
Would I still be able to exercise my redemption rights if I vote against the Extension Amendment Proposal?
Yes, assuming you are a shareholder as of the Record Date and continue to hold your shares at the time of your Election (and subsequent redemption payment). However, redemption payments for Elections in connection with this Meeting will only be made if the Extension Amendment Proposal receives the requisite shareholder approval. If you do not redeem your public shares in connection with the Meeting, and you disagree with the initial business combination if and when it is proposed for a shareholder approval, you will retain your right to redeem your public shares upon consummation of the initial business combination, subject to any limitations set forth in the charter.
If my shares are held in “street name,” will my broker automatically vote them for me?
Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker, bank or other nominee holding the shares. If the beneficial owner does not provide voting instructions, the broker, bank or other nominee can still vote the shares with respect to matters that are considered to be “routine,” but cannot vote the shares with respect to “non-routine” matters. Under the applicable rules, “non-routine” matters are matters that may substantially affect the rights or privileges of shareholders, such as mergers, reverse stock splits, shareholder proposals, elections of directors (even if not contested), and executive compensation, including advisory shareholder votes on executive compensation and on the frequency of shareholder votes on executive compensation. This indication that a broker, bank, or nominee is not voting your shares is referred to as a “broker non-vote.” Broker non-votes will be counted for the purposes of determining the existence of a quorum. Broker non-votes will have no effect on the outcome of any vote on any of the Proposals, if a quorum is present.
In contrast, brokerage firms generally have the authority to vote shares not voted by customers on certain “routine” matters, including the ratification of an independent registered public accounting firm. Accordingly, at the Meeting, your shares may be voted by your brokerage firm for the Auditor Ratification Proposal.
The Extension Amendment Proposal, Director Appointment Proposal and Adjournment Proposal are considered to be “non- routine” and brokers, banks or other nominees will not have discretionary voting power with respect to such proposals. Thus, your broker can vote your shares with respect to these proposals only if you provide instructions on how to vote. You should instruct your broker to vote your shares, and your broker can tell you how to provide these instructions.
What is a quorum requirement?
A quorum of shareholders is necessary to hold a valid meeting. A quorum will be present if at least half of the paid up voting share capital of the Company is represented virtually or by proxy at the Meeting. Abstentions and broker non-votes will be counted as present for the purpose of determining a quorum. If there is no quorum, the Meeting shall be adjourned in accordance with the charter.
The Sponsor owns approximately 57.5% of the Company’s issued and outstanding ordinary shares, which will count towards this quorum. As a result, in addition to the ordinary shares owned by the Sponsor, no shares would be required to achieve a quorum.
Who can vote at the Meeting?
Only holders of record of the Company’s ordinary shares at the close of business on January 24, 2024 are entitled to have their vote counted at the Meeting and any adjournments or postponements thereof. On this Record Date, 9,998,396 Class A ordinary shares and one Class B ordinary share were issued and outstanding and entitled to vote on the relevant Proposal.
See above in “How do I vote?” for information on how to vote.
What interests do the Company’s directors and executive officers have in the approval of the proposals?
The Company’s directors and executive officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. See “The Meeting — Interests of our Sponsor, Directors and Officers.”

What happens to the Company’s warrants if the Extension Amendment Proposal is not approved?
If Extension Amendment Proposal is not approved, and the Lexasure Business Combination or another initial business combination is not completed on or before March 3, 2024, we will be required to dissolve and liquidate our Trust Account by returning the then-remaining funds in such account to the public shareholders, and the Company’s warrants will expire worthless.
What happens to the Company’s warrants if the Extension Amendment Proposal is approved?
If the Extension Amendment Proposal is approved and implemented, the Company will be able to continue its efforts to consummate its initial business combination until the expiration of the Extension Period (or the Board’s election for earlier liquidation) and will retain the blank check company restrictions previously applicable to it, and the public warrants and Private Placement Warrants will remain outstanding in accordance with their terms.
How do I redeem my public shares?
If the Extension Amendment is implemented, each public shareholder may seek to redeem all or a portion of his or her public shares at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. You will also be able to redeem your public shares in connection with any shareholder vote to approve the initial business combination, or if the Company has not consummated the initial business combination by the expiration of the Extension Period.
To demand redemption, you must ensure your bank or broker complies with the requirements identified herein, including submitting a written request that your shares be redeemed for cash to the transfer agent and delivering your shares to the transfer agent prior to 5:00 p.m. Eastern Time on February 27, 2024. You will only be entitled to receive cash in connection with a redemption of these shares if you continue to hold them until the Election and the effective date of the Extension Amendment.
Pursuant to our charter, a public shareholder may request that the Company redeem all or a portion of such public shareholder’s public shares for cash if the Extension Amendment Proposal is approved. You will be entitled to receive cash for any public shares to be redeemed only if you:
(i)
(a) hold public shares or (b) hold public shares through units and you elect to separate your units into the underlying public shares and public warrants prior to exercising your redemption rights with respect to the public shares; and

(ii)
prior to 5:00 p.m. Eastern Time, on February 27, 2024, (a) submit a written request to Continental, the Company’s transfer agent (the “transfer agent”), at Continental Stock Transfer & Trust Company, 1 State Street, 30th Floor, New York, New York 10004, Attn: SPAC Redemptions, that the Company redeem your public shares for cash and (b) deliver your public shares to the transfer agent, physically or electronically through The Depository Trust Company (“DTC”).

If holders hold their units in an account at a brokerage firm or bank, holders must notify their broker or bank that they elect to separate the units into the underlying public shares and public warrants, or if a holder holds units registered in its own name, the holder must contact the transfer agent directly and instruct it to do so. Public shareholders may elect to redeem all or a portion of their public shares even if they vote “FOR” the Extension Amendment Proposal. Through DTC’s DWAC (Deposit/ Withdrawal at Custodian) System, this electronic delivery process can be accomplished by the shareholder, whether or not it is a record holder or its shares are held in “street name,” by contacting the transfer agent or its broker and requesting delivery of its shares through the DWAC system. Delivering shares physically may take significantly longer. In order to obtain a physical share certificate, a shareholder’s broker and/or clearing broker, DTC, and the Company’s transfer agent will need to act together to facilitate this request. There is a nominal cost associated with the above-referenced tendering process and the act of certificating the shares or delivering them through the DWAC system. The transfer agent will typically charge the tendering broker $100 and the broker would determine whether or not to pass this cost on to the redeeming holder. It is the Company’s understanding that shareholders should generally allot at least two weeks to obtain physical certificates from the transfer agent. The Company does not have any control over this process or over the brokers or DTC, and it may take longer than two weeks to obtain a physical share certificate. Such shareholders will have less time to make their investment decision than those shareholders that deliver their shares through the DWAC system. Shareholders who request physical share certificates and wish to redeem may be unable to meet the deadline for tendering their shares before exercising their redemption rights and thus will be unable to redeem their shares.
Certificates that have not been tendered in accordance with these procedures prior to the vote on the Extension Amendment Proposal will not be redeemed for cash held in the Trust Account.
In the event that a public shareholder tenders its shares and decides prior to the vote at the Meeting that it does not want to redeem its shares, the shareholder may withdraw the tender. If you delivered your shares for redemption to our transfer agent and decide prior to the deadline for exercising redemption requests (and thereafter, with our consent) not to redeem your shares, you may request that our transfer agent return the shares (physically or electronically). You may make such request by contacting our transfer agent at the address listed above. In the event that a public shareholder tenders shares, and the Extension Amendment Proposal is not approved or not implemented, these shares will not be redeemed and the physical certificates representing these shares will be returned to the shareholder promptly following the determination that the Extension Amendment Proposal will not be approved. The Company anticipates that a public shareholder who tenders shares for redemption in connection with the vote to approve the Extension Amendment Proposal would receive payment of the redemption price for such shares soon after the implementation of the Extension Amendment. The transfer agent will hold the certificates of public shareholders that make the election until such shares are redeemed for cash or returned to such shareholders.
If I am a public unit holder, can I exercise redemption rights with respect to my units?
No. Holders of outstanding public units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.
If you hold units registered in your own name, you must deliver the certificate (physically or electronically) for such units to Continental, our transfer agent, with written instructions to separate such units into public shares and public warrants. This must be completed far enough in advance to permit the delivery of the public share certificates back to you so that you may then exercise your redemption rights upon the separation of the units into public shares and public warrants. See “How do I redeem my public shares?” above.
What should I do if I receive more than one set of voting materials?
You may receive more than one set of voting materials, including multiple copies of this proxy statement and multiple proxy cards or voting instruction cards, if your shares are registered in more than one name or are registered in different accounts. For example, if you hold your shares in more than one brokerage account, you will receive a separate voting instruction card for each brokerage account in which you hold shares. Please complete, sign, date and return each proxy card and voting instruction card that you receive in order to cast a vote with respect to all of your Company shares.
Who is paying for this proxy solicitation?
The Company will pay for the entire cost of soliciting proxies. The Company has engaged Advantage Proxy, Inc. (the “Solicitor”) to assist in the solicitation of proxies for the Meeting. The Company has agreed to pay Solicitor’s customary fees, plus disbursements, and indemnify Solicitor against certain damages, expenses, liabilities or claims relating to its services as the Company’s proxy solicitor. In addition to these mailed proxy materials, our directors and executive officers may also solicit proxies in person, by telephone or by other means of communication. These parties will not be paid any additional compensation for soliciting proxies. The Company may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners. While the payment of these expenses will reduce the cash available to us to consummate an initial business combination if the Extension is approved, we do not expect such payments to have a material effect on our ability to consummate an initial business combination.

Where do I find the voting results of the Meeting?
We will announce preliminary voting results at the Meeting. The final voting results will be tallied by the inspector of election and published in a Current Report on Form 8-K, which the Company is required to file with the SEC within four (4) business days following the Meeting.
Who can help answer my questions?
If you have questions about the proposals or if you need additional copies of the proxy statement or the enclosed proxy card you should contact the Company’s Solicitor at:
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com
You may also obtain additional information about the Company from documents filed with the SEC by following the instructions in the section entitled “Where You Can Find More Information.”

RISK FACTORS
Investing in our securities involves risk. You should consider carefully all of the risks described below, together with the other factors discussed in the Company’s Annual Report on Form 10-K filed with the SEC on July 14, 2023, Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2023 filed with the SEC on November 20, 2023, and in other filings we file with the SEC. Our business, financial condition or results of operations could also be materially and adversely affected by additional factors that apply to all companies generally, as well as other risks that are not currently known to us or that we currently view to be immaterial. In any such case, the trading price of our securities could decline and you may lose all or part of your original investment. While we attempt to mitigate known risks to the extent we believe to be practicable and reasonable, we can provide no assurance, and we make no representation, that our mitigation efforts will be successful. See “Cautionary Note Regarding Forward-Looking Statements.”
Market conditions, economic uncertainty or downturns could adversely affect our business, financial condition, operating results and our ability to consummate a business combination.
In recent years, the United States and other markets have experienced cyclical or episodic downturns, and worldwide economic conditions remain uncertain, including as a result of the COVID-19 pandemic, supply chain disruptions, the Ukraine-Russia conflict, instability in the U.S. and global banking systems, rising fuel prices, increasing interest rates or foreign exchange rates and high inflation and the possibility of a recession. A significant downturn in economic conditions may make it more difficult for us to consummate a business combination.
We cannot predict the timing, strength, or duration of any future economic slowdown or any subsequent recovery generally, or in any industry. If the conditions in the general economy and the markets in which we operate worsen from present levels, our business, financial condition, operating results and our ability to consummate a business combination could be adversely affected. For example, in January 2023, the outstanding national debt of the U.S. government reached its statutory limit. The U.S. Department of the Treasury (the “Treasury Department”) has announced that, since then, it has been using extraordinary measures to prevent the U.S. government’s default on its payment obligations, and to extend the time that the U.S. government has to raise its statutory debt limit or otherwise resolve its funding situation. The failure by Congress to raise the federal debt ceiling could have severe repercussions within the U.S. and to global credit and financial markets. If Congress does not raise the debt ceiling, the U.S. government could default on its payment obligations, or experience delays in making payments when due. A payment default or delay by the U.S. government, or continued uncertainty surrounding the U.S. debt ceiling, could result in a variety of adverse effects for financial markets, market participants and U.S. and global economic conditions. In addition, U.S. debt ceiling and budget deficit concerns have increased the possibility a downgrade in the credit rating of the U.S. government and could result in economic slowdowns or a recession in the U.S. Although U.S. lawmakers have passed legislation to raise the federal debt ceiling on multiple occasions, ratings agencies have lowered or threatened to lower the long-term sovereign credit rating on the United States as a result of disputes over the debt ceiling. The impact of a potential downgrade to the U.S. government’s sovereign credit rating or its perceived creditworthiness could adversely affect economic conditions, as well as our business, financial condition, operating results and our ability to consummate a business combination.
There are no assurances that the Extension Amendment will enable us to complete an initial business combination.
Approving the Extension Amendment involves a number of risks. Even if the Extension Amendment is approved, the Company can provide no assurances the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination) will be consummated by the expiration of the Extension Period. Our ability to consummate any initial business combination is dependent on a variety of factors, many of which are beyond our control.
We are required to offer shareholders the opportunity to redeem shares in connection with the Extension Amendment Proposal, and we will be required to offer shareholders redemption rights again in connection with any shareholder vote to approve a business combination. Even if the Extension Amendment or the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination) is approved by our shareholders, it is possible that redemptions will leave us with insufficient cash to consummate an initial business combination on commercially acceptable terms, or at all. The fact that we will have separate redemption periods in connection with the Extension Amendment and the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination) could exacerbate these risks. Other than in connection with a redemption offer or liquidation, our shareholders may be unable to recover their investment except through sales of our shares on the open market. The price of our shares may be volatile, and there can be no assurance that shareholders will be able to dispose of our shares at favorable prices, or at all.
The ability of our public shareholders to exercise redemption rights in the redemption in connection with the Extension Amendment with respect to a large number of our public shares may adversely affect the liquidity of our securities.
Pursuant to our charter, a public shareholder may request that we redeem all or a portion of such public shareholder’s public shares for cash in the redemption in connection with the Extension Amendment. The ability of our public shareholders to exercise such redemption rights with respect to a large number of our public shares may adversely affect the liquidity of our Class A ordinary shares. As a result, you may be unable to sell your Class A ordinary shares even if the per-share market price is higher than the per-share redemption price paid to public shareholders that elect to redeem their public shares in the redemption in connection with the Extension Amendment.
We have received a written notice from Nasdaq notifying us that, as a result of failing to maintain a minimum of 400 shareholders, we are no longer in compliance with the Nasdaq listing rules. If we cannot regain compliance, our securities will be subject to delisting and the liquidity and the trading price of our securities could be adversely affected.
Our Class A ordinary shares, units and warrants are listed on the Nasdaq Global Market. We are subject to compliance with Nasdaq’s continued listing requirements in order to maintain the listing of our securities on Nasdaq. Such continued listing requirements for our Class A ordinary shares include, among other things, the requirement to maintain at least 400 shareholders, at least 750,000 publicly held shares and the Market Value of Listed Securities (as defined in Nasdaq Rule 5005) of at least $50 million. On September 7, 2023, we received a deficiency notice from Nasdaq notifying us that, as a result of failing to maintain a minimum of 400 shareholders, we are no longer in compliance with the Nasdaq listing rules. We have submitted a plan to regain compliance. If the plan is accepted, Nasdaq can grant an extension of up to 180 calendar days from the date of the notice to evidence compliance. However, if Nasdaq does not grant us the additional time to regain compliance or we fail to regain compliance with such time, if granted, our securities will be subject to delisting and the liquidity and the trading price of our securities could be adversely affected.
If the Extension Amendment Proposal is approved, our existing public shareholders may elect to redeem their public shares. Such election would further reduce the number of our shareholders, the amount of our publicly held shares and our Market Value of Listed Securities, which may result in additional deficiencies with Nasdaq’s continued listing requirements. Nasdaq may therefore decide not to accept our plan of compliance, leading to the delisting our securities from trading on its exchange.
If Nasdaq delists our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect our securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, including:
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a limited availability of market quotations for our securities;

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reduced liquidity for our securities;

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a determination that our Class A ordinary shares are a “penny stock” which will require brokers trading in our Class A ordinary shares to adhere to more stringent rules and possibly result in a reduced level of trading activity in the secondary trading market for our securities;

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a limited amount of news and analyst coverage;

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a decreased ability to issue additional securities or obtain additional financing in the future; and

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being subject to regulation in each state in which we offer our securities, including in connection with our initial business combination.

The National Securities Markets Improvement Act of 1996, which is a federal statute, prevents or preempts the states from regulating the sale of certain securities, which are referred to as “covered securities.” Our Class A ordinary shares, units and warrants qualify as covered securities under such statute. Although the states are preempted from regulating the sale of covered securities, the federal statute does allow the states to investigate companies if there is a suspicion of fraud, and, if there is a finding of fraudulent activity, then the states can regulate or bar the sale of covered securities in a particular case. While we are not aware of a state having used these powers to prohibit or restrict the sale of securities issued by special purpose acquisition companies (“SPACs”), certain state securities regulators view blank check companies unfavorably and might use these powers, or threaten to use these powers, to hinder the sale of securities of blank check companies in their states. Further, if we were no longer listed on Nasdaq, our securities would not qualify as covered securities under such statute and we would be subject to regulation in each state in which we offer our securities.
The Extension contemplated by the Extension Amendment Proposal contravenes Nasdaq rules, and as a result, could lead Nasdaq to suspend trading in the Company’s securities or lead the Company to be delisted from Nasdaq.
Our Class A ordinary shares, units and warrants are listed on the Nasdaq Global Market. Nasdaq IM-5101-2 requires that a SPAC complete one or more business combinations within 36 months of the effectiveness of its initial public offering registration statement, which, in the case of the Company, would be November 30, 2024 (the “Nasdaq Deadline”). The Extension contemplated by the Extension Amendment Proposal would extend the Company’s termination date beyond the Nasdaq Deadline. As a result, the Extension contemplated by the Extension Amendment Proposal does not comply with Nasdaq rules. There is a risk that trading in the Company’s securities may be suspended and the Company may be subject to delisting by Nasdaq if the Extension Amendment Proposal is approved and the Company does not complete one or more business combinations, such as the Lexasure Business Combination, by the Nasdaq Deadline. We cannot assure you that Nasdaq will not delist the Company’s securities in the event the Extension Amendment Proposal is approved and the Company does not complete one or more business combinations, such as the Lexasure Business Combination, by the Nasdaq Deadline, that we will be able to obtain a hearing with Nasdaq’s Hearings Panel to appeal the delisting determination, or that trading of our securities will not be suspended pending the Nasdaq’s Hearing Panel’s decision.
If Nasdaq delists any of our securities from trading on its exchange and we are not able to list our securities on another national securities exchange, we expect such securities could be quoted on an over-the-counter market. If this were to occur, we could face significant material adverse consequences, as discussed in “— We have received a written notice from Nasdaq notifying us that, as a result of failing to maintain a minimum of 400 shareholders, we are no longer in compliance with the Nasdaq listing rules. If we cannot regain compliance, our securities will be subject to delisting and the liquidity and the trading price of our securities could be adversely affected.” above.
Our Sponsor owns a substantial number of our ordinary shares and can approve the Extension Amendment Proposal, the Auditor Ratification Proposal, and the Adjournment Proposal, if presented, with minimal support from other shareholders.
Our Sponsor, following redemptions by our public shareholders in connection with our extension approved by shareholders on May 23, 2023, owns approximately 57.5% of our outstanding shares entitled to vote at the Meeting and plan to vote all of the shares owned by them in favor of the Extension Amendment Proposal and (if presented) the Adjournment Proposal. Assuming that a quorum is achieved at the Meeting and our Sponsor votes all of its shares at the Meeting, the Adjournment Proposal (if presented) can be approved at the Meeting even if some or all of our other public shareholders do not approve the proposal.
Changes to laws or regulations or in how such laws or regulations are interpreted or applied, or a failure to comply with any laws, regulations, interpretations or applications, may adversely affect our business, including our ability to negotiate and complete our initial business combination.
We are subject to the laws and regulations, and interpretations and applications of such laws and regulations, of national, regional, state and local governments and, potentially, non-U.S. jurisdictions. In particular, we are required to comply with certain SEC and potentially other legal and regulatory requirements, and our consummation of an initial business combination may be contingent upon our ability to comply with certain laws, regulations, interpretations and applications and any post-business combination company may be subject to additional laws, regulations, interpretations and applications. Compliance with, and monitoring of, the foregoing may be difficult, time consuming and costly. Those laws and regulations and their interpretation and application may also change from time to time, and those changes could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination. A failure to comply with applicable laws or regulations, as interpreted and applied, could have a material adverse effect on our business, including our ability to negotiate and complete an initial business combination.
On January 24, 2024, the SEC adopted a series of new rules relating to SPACs (the “SPAC Rules”) requiring, among other items, (i) additional disclosures relating to SPAC business combination transactions; (ii) additional disclosures relating to dilution and to conflicts of interest involving sponsors and their affiliates in both SPAC initial public offerings and SPAC initial business combinations (the “de-SPAC transactions”); (iii) the use of projections by SPACs in SEC filings in connection with proposed business combination transactions; and (iv) both the SPAC and the target company’s status as co-registrants on de-SPAC transaction registration statements.
In addition, the SEC’s adopting release provided guidance describing circumstances in which a SPAC could become subject to regulation under the Investment Company Act, including its duration, asset composition, business purpose, and the activities of the SPAC and its management team in furtherance of such goals.
Compliance with the SPAC Rules and related guidance may increase the costs and the time needed to negotiate and complete an initial business combination, may constrain the circumstances under which we could complete an initial business combination, such as the Lexasure Business Combination.
If we are deemed to be an investment company under the Investment Company Act, we may be required to institute burdensome compliance requirements and our activities may be restricted, which may make it difficult for us to complete our initial business combination.
As described above, the SEC’s adopting release with respect to the SPAC Rules provided guidance describing the extent to which SPACs could become subject to regulation under the Investment Company Act and the regulations thereunder. Whether a SPAC is an investment company will be a question of facts and circumstances. We can give no assurance that a claim will not be made that we have been operating as an unregistered investment company.
If we are deemed to be an investment company under the Investment Company Act, our activities may be restricted, including:
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restrictions on the nature of our investments, if any; and

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restrictions on the issuance of securities, each of which may make it difficult for us to complete our initial business combination.

In addition, we may be imposed of burdensome requirements, including:
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registration as an investment company;

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adoption of a specific form of corporate structure; and

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reporting, record keeping, voting, proxy and disclosure requirements and other rules and regulations.

In order not to be regulated as an investment company under the Investment Company Act, unless we can qualify for an exclusion, we must ensure that we are engaged primarily in a business other than investing, reinvesting or trading in securities and that our activities do not include investing, reinvesting, owning, holding or trading “investment securities” constituting more than 40% of our total assets (exclusive of U.S. government securities and cash items) on an unconsolidated basis. We are mindful of the SEC’s investment company definition and guidance and intend to identify and complete an initial business combination with an operating business, such as Lexasure, and not with an investment company, or to acquire minority interests in other businesses exceeding the permitted threshold.
We do not believe that our anticipated activities will subject us to the Investment Company Act. To mitigate the risk that we might be deemed to be an investment company for purposes of the Investment Company Act, in November 2023, we instructed the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination or our liquidation.
However, if we are deemed to be an investment company and subject to compliance with and regulation under the Investment Company Act, we would be subject to additional regulatory burdens and expenses for which we have not allotted funds. As a result, unless we are able to modify our activities so that we would not be deemed an investment company, we may abandon our efforts to complete the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination) and instead liquidate the Company. Our public shareholders may receive only approximately $11.07 per share on the liquidation of our Trust Account and our warrants will expire worthless.
We may not be able to complete an initial business combination with certain potential target companies if a proposed transaction with the target company may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations.
Certain acquisitions or business combinations may be subject to review or approval by regulatory authorities pursuant to certain U.S. or foreign laws or regulations. In the event that such regulatory approval or clearance is not obtained, or the review process is extended beyond the period of time that would permit an initial business combination to be consummated with us, we may not be able to consummate a business combination with such target.
Among other things, the U.S. Federal Communications Act prohibits foreign individuals, governments, and corporations from owning more than a specified percentage of the capital stock of a broadcast, common carrier, or aeronautical radio station licensee. In addition, U.S. law currently restricts foreign ownership of U.S. airlines. In the United States, certain mergers that may affect competition may require certain filings and review by the Department of Justice and the Federal Trade Commission, and investments or acquisitions that may affect national security are subject to review by the Committee on Foreign Investment in the United States (“CFIUS”). CFIUS is an interagency committee authorized to review certain transactions involving foreign investment in the United States by foreign persons in order to determine the effect of such transactions on the national security of the United States.
Outside the United States, laws or regulations may affect our ability to consummate a business combination with potential target companies incorporated or having business operations in jurisdiction where national security considerations, involvement in regulated industries (including telecommunications), or in businesses relating to a country’s culture or heritage may be implicated.
U.S. and foreign regulators generally have the power to deny the ability of the parties to consummate a transaction or to condition approval of a transaction on specified terms and conditions, which may not be acceptable to us or a target. In such event, we may not be able to consummate a transaction with that potential target.
As a result of these various restrictions, the pool of potential targets with which we could complete an initial business combination may be limited and we may be adversely affected in terms of competing with other SPACs that do not have similar ownership issues. Moreover, the process of government review could be lengthy. Because we have only a limited time to complete our initial business combination, our failure to obtain any required approvals within the requisite time period may require us to liquidate. If we liquidate, our public shareholders may only receive $11.07 per share, and our warrants will expire worthless. This will also cause you to lose any potential investment opportunity in a target company and the chance of realizing future gains on your investment through any price appreciation in the combined company.

To mitigate the risk that the Company might be deemed to be an investment company for purposes of the Investment Company Act, in November 2023, the Company instructed the trustee to liquidate the investments held in the Trust Account and instead to hold the funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination or our liquidation. As a result, we may receive less interest on the funds held in the Trust Account than the interest we would have received pursuant to our original Trust Account investments, which could reduce the dollar amount our public shareholders would receive upon any redemption or liquidation.
The funds in the Trust Account had, since the Company’s initial public offering, been held in U.S. government treasury obligations with a maturity of 185 days or less or in money market funds investing solely in U.S. government treasury obligations and meeting certain conditions under Rule 2a-7 under the Investment Company Act. However, in November 2023, to mitigate the risk of us being deemed to be an unregistered investment company (including under the subjective test of Section 3(a)(1)(A) of the Investment Company Act) and thus subject to regulation under the Investment Company Act, we instructed Continental, the trustee with respect to the Trust Account, to liquidate the U.S. government treasury obligations or money market funds held in the Trust Account and thereafter to hold all funds in the Trust Account in an interest-bearing demand deposit account at a bank until the earlier of the consummation of our initial business combination or liquidation. Following such liquidation, the Company may receive less interest on the funds held in the Trust Account than the interest the Company would have received pursuant to the original Trust Account investments; however, interest previously earned on the funds held in the Trust Account still may be released to us to pay taxes, if any, and certain other expenses as permitted. Consequently, the transfer of the funds in the Trust Account to an interest-bearing demand deposit account could reduce the dollar amount our public shareholders would receive upon any redemption or liquidation.
The longer that the funds in the Trust Account are held in short-term U.S. government treasury obligations or in money market funds invested exclusively in such securities, the greater the risk that we may be deemed to be an unregistered investment company, in which case, we may be required to liquidate. Were we to liquidate, our securityholders would lose the investment opportunity associated with an investment in the target company, such as Lexasure, including any potential price appreciation of our securities.
A 1% U.S. federal excise tax may decrease the value of our securities following our initial business combination, hinder our ability to consummate an initial business combination, and decrease the amount of funds available for distribution in connection with a liquidation.
Pursuant to the Inflation Reduction Act of 2022 (the “IR Act”), commencing in 2023, a 1% U.S. federal excise tax is imposed on certain repurchases (including redemptions) of stock by publicly traded domestic (i.e., U.S.) corporations and certain domestic subsidiaries of publicly traded foreign corporations, with certain exceptions (the “Excise Tax”). The Excise Tax will apply to repurchases by us if we domesticate into the United States or if we are considered a surrogate foreign corporation under the Internal Revenue Code (the “Code”). We will be considered as a surrogate foreign corporation if, after our acquisition of a domestic corporation, at least 60% of our shares, by vote or value, is held by former shareholders of the domestic corporation by reason of their holding shares in the domestic corporation. If we acquire a domestic corporation, or engage in a transaction in which a domestic corporation becomes our parent or our affiliate, and because our securities are traded on Nasdaq, we may be, or become, a “covered corporation” within the meaning of the IR Act, and while not free from doubt, it is possible that the Excise Tax will apply to any redemptions of our ordinary shares after December 31, 2022, including redemptions in connection with a de-SPAC transaction.
The Treasury Department and the IRS recently issued interim guidance (the “Guidance”) addressing certain key aspects of the Excise Tax, pending forthcoming proposed regulations which are anticipated to be generally retroactive to January 1, 2023 when finalized. The Guidance clarified that the Excise Tax will not apply to complete corporate liquidations within the meaning of Section 331 of the Code. Although most commentators believe that this exception applies to the wind up of a SPAC, there remains uncertainty and any liquidation will need to be conducted with careful attention to planning and applicable rules and interpretive advice. Accordingly, there is a risk that the Excise Tax may apply to redemptions of our securities in connection with a liquidation that is not implemented to fall within the meaning of a complete liquidation in Section 331 of the Code.
The Guidance also clarifies that a SPAC that redeems shares in connection with an extension process may be subject to the Excise Tax in respect to those redemptions, subject to considerations including whether there are applicable stock issuances during the taxable year, including in connection with an initial business combination or stock private placement, which would exceed and net against redemptions during such period (such netting, the “Netting Rule”) or if there occurs during the same fiscal year a complete liquidation of the SPAC in compliance with Section 331 of the Code.
Whether the Excise Tax will apply to redemptions in connection with a de-SPAC transaction may depend on the structure of the de-SPAC transaction, subject to application of the Netting Rule. For example, where the target business entity is the issuer of shares and/or other equity and in certain other business combination structures where the equity is not issued by the SPAC, the Excise Tax may apply.
Accordingly, there is a risk that if the Excise Tax is applicable, we could have reduced funds in our Trust Account to pay redemptions or that are available to a combined company following a de-SPAC, transaction.
In addition, in certain circumstances there may also be the risk that if existing SPAC investors elect to redeem their shares in the SPAC in a manner which triggers the Excise Tax, the reduced funds in the trust account if the Excise Tax is paid from the trust account would have an adverse economic effect on the remaining shareholders that did not elect to redeem. Consequently, if the Excise Tax is applicable to redemptions by the SPAC, there may be reduced funds available in the Trust Account if the Excise Tax is paid from the Trust Account, in the case of (i) liquidations that are not implemented to fall within the meaning of “complete liquidation” in Section 331 of the Code, (ii) extensions, depending on the timing of the extension relative to when the SPAC completes a de-SPAC transaction or liquidates, and (iii) de-SPAC transactions, depending on the structure of the de-SPAC transaction.
For these reasons, the value of our securities may decrease as a result of the Excise Tax in some circumstances. In addition, the Excise Tax may make a transaction with us less appealing to potential business combination targets, and thus, potentially hinder our ability to enter into and consummate an initial business combination.

BACKGROUND
We are a Cayman Islands-incorporated blank check company formed for the purpose of effecting a merger, capital share exchange, asset acquisition, share purchase, reorganization or similar business combination with one or more businesses.
As of the Record Date, there were issued and outstanding (i) 9,998,396 Class A ordinary shares and (ii) one Class B ordinary share. In addition, we issued (i) 11,500,000 public warrants included in the public units, each whole warrant entitling their holder to purchase one Class A ordinary share upon the consummation of an initial business combination, and (ii) 11,700,000 Private Placement Warrants, each exercisable to purchase one Class A ordinary share as part of the Private Placement with the Sponsor that we consummated simultaneously with the consummation of our IPO. Each whole warrant entitles its holder to purchase one Class A ordinary share at an exercise price of $11.50 per share. The warrants will become exercisable 30 days after the completion of our initial business combination and expire five years after the completion of our initial business combination or earlier upon redemption or liquidation. Once the public warrants become exercisable, the Company may redeem the outstanding warrants at a price of $0.01 per warrant, if the last sale price of the Company’s Class A ordinary shares equals or exceeds $18.00 per share for any 20 trading days within a 30-trading day period ending on the third business day before the Company sends the notice of redemption to the warrant holders. The Private Placement Warrants, however, are non- redeemable so long as they are held by the original holder or its permitted transferees.
As of February 9, 2024, approximately $46.86 million in proceeds from our IPO and the Private Placement and interest income were held in our Trust Account in the United States maintained by Continental, acting as trustee. The Trust Account is intended as a holding place for funds pending the earliest to occur of: (i) the completion of our initial business combination; (ii) the redemption of any public shares properly submitted in connection with a shareholder vote to amend our charter (A) to modify the substance or timing of our obligation to allow redemption in connection with our initial business combination or to redeem 100% of our public shares if we do not complete our initial business combination within 27 months from the closing of the IPO, or (B) with respect to any other provision relating to shareholders’ rights or pre- initial business combination activity; or (iii) absent an initial business combination within 27 months from the closing of the IPO, our return of the funds held in the Trust Account to our public shareholders as part of our redemption of the public shares.
The Lexasure Business Combination
As previously announced on our Current Form 8-K filed with the SEC on March 7, 2023, on March 1, 2023, we entered into the Lexasure Business Combination Agreement with Lexasure, Pubco, Merger Subs, the SPAC Representative, and the Seller Representative for an initial business combination. For more information about the Lexasure Business Combination, see our Current Report on Form 8-K filed with the SEC on March 7, 2023, as well as the Registration Statement on Form F-4 to be filed by Pubco in connection with the Lexasure Business Combination.
As a result of the signing of the Lexasure Business Combination Agreement with respect to the Lexasure Business Combination, the period of time to consummate our initial business combination was automatically extended by an additional three months to June 3, 2023 in accordance with our charter. On May 23, 2023, the Company held an extraordinary general meeting of shareholders of the Company, at which the Company’s shareholders approved, among other things, an amendment to our charter to extend the date by which the Company must consummate an initial business combination to March 3, 2024.
While the Company is using its best efforts to complete the Lexasure Business Combination as soon as practicable, our Board currently believes that there will not be sufficient time before March 3, 2024 to consummate the Lexasure Business Combination (or an alternative initial business combination if we are unable to complete the Lexasure Business Combination).
Accordingly, the Board believes that it is in the best interests of our shareholders to provide the Company more time to consummate the Lexasure Business Combination (or an alternative initial business combination if we are unable to complete the Lexasure Business Combination), as well as to provide additional flexibility to wind up our operations prior to the end of the Extension Period. We intend to hold another shareholders’ meeting prior to the expiration of the Extension Period in order to seek shareholder approval of the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination).
If the Extension is approved and implemented, subject to satisfaction of the conditions to closing in the Lexasure Business Combination Agreement (including, without limitation, receipt of shareholder approval of the Lexasure Business Combination), we intend to complete the Lexasure Business Combination (or an alternative initial business combination if we are unable to complete the Lexasure Business Combination) as soon as possible and in any event on or before the expiration of the Extension Period.
Our Sponsor, directors and officers have interests in the proposals that may be different from, or in addition to, your interests as a shareholder. These interests include ownership of Founder Shares and warrants that may become exercisable in the future and the possibility of future compensatory arrangements. See the section entitled “The Meeting — Interests of our Sponsor, Directors and Officers.”
You are not being asked to vote on the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination) at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the Record Date for a meeting to consider the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination), you will be entitled to vote on the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination) if and when it is submitted to shareholders and will retain the right to redeem your public shares for cash in the event the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination) is approved and completed or we have not consummated the Lexasure Business Combination or another business combination by the expiration of the Extension Period or upon the Company’s earlier liquidation, subject to the terms of the charter.

THE MEETING
Date, Time and Place of the Meeting
The enclosed proxy is solicited by the Board in connection with the extraordinary meeting in lieu of an annual general meeting to be held on February 29, 2024 at 10:00 a.m. Eastern Time for the purposes set forth in the accompanying Notice of Meeting. The Company will be holding the Meeting via live webcast. You will be able to attend the Meeting, vote and submit your questions online by visiting at https://www.cstproxy.com/cemac/2024.
Purpose of the Meeting
At the Meeting, you will be asked to consider and vote upon the following matters:
(i)
Proposal 1 — A proposal to amend, by special resolution, the Company’s charter in the form set forth in Annex A to the accompanying proxy statement: (a) to extend the date by which the Company would be required to consummate a business combination from March 3, 2024 to March 3, 2025 and (b) to permit our Board, in its sole discretion, to elect to wind up our operations on an earlier date than March 3, 2025 (including prior to March 3, 2024);

(ii)
Proposal 2 — A proposal to ratify, by ordinary resolution, the selection by the audit committee of the Board Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending March 31, 2024;

(iii)
Proposal 3 — A proposal to approve, by ordinary resolution of the sole holder of the Class B ordinary share of the Company, with a nominal or par value of $0.0001 per share, the re-appointment of each of Whitney Baker and Michael Faber as a Class I Director until the 2027 annual general meeting of the Company in accordance with the charter; and

(iv)
Proposal 4 — A proposal to approve, by ordinary resolution, the adjournment of the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of any of the foregoing proposals.

The Adjournment Proposal will only be presented at the Meeting if there are not sufficient tabulated votes to approve the Extension Amendment Proposal, the Auditor Ratification Proposal, or the Director Appointment Proposal. The Adjournment Proposal may be presented as the first proposal at the time of the Meeting.
The Extension Amendment Proposal is essential to the overall implementation of the Board’s plan to extend the date by which the Company has to complete the Lexasure Business Combination (or an alternative initial business combination if we are unable to complete the Lexasure Business Combination) as well as to enable the Board to liquidate the Trust Account to redeem all public shares on a specified date following the approval of the Extension Amendment but prior to March 3, 2025 (including prior to the current termination date) if it determines such action is in the best interests of the shareholders.
You are not being asked to vote on the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination) at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the Record Date for a meeting to consider the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination), you will be entitled to vote on the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination) if and when it is submitted to shareholders and will retain the right to redeem your public shares for cash in the event the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination) is approved and completed or we have not consummated the Lexasure Business Combination or another business combination by the expiration of the Extension Period or upon the Company’s earlier liquidation, subject to the terms of the charter.
Public shareholders may elect to redeem their public shares for their pro rata portion of the funds available in the Trust Account in connection with the Extension Amendment Proposal regardless of whether or how such public shareholders vote with respect to such proposals. Additionally, redemption payments for Elections in connection with this Meeting will only be made if the Extension Amendment Proposal receives the requisite shareholder approval. If the Extension Amendment Proposal is approved by the requisite vote of shareholders, the remaining public shareholders will retain their right to redeem their public shares for their pro rata portion of the funds available in the Trust Account when the initial business combination is submitted to the shareholders. Furthermore, if the Extension Amendment Proposal is approved and implemented, then in accordance with the terms of Trust Agreement, as amended, the Trust Account will not be liquidated (other than to effectuate the redemptions) until the earlier of (a) receipt by the trustee of a termination letter (in accordance with the terms of the Trust Agreement) or (b) the expiration of the Extension Period.
Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically).
The withdrawal of funds from the Trust Account in connection with the Election will reduce the amount held in the Trust Account following the redemption, and the amount remaining in the Trust Account may be significantly reduced from the approximately $46.86 million that was in the Trust Account as of February 9, 2024.
If the Extension Amendment Proposal is not approved, and the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination) is not completed on or before March 3, 2024, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. The Company’s warrants will expire worthless.
In accordance with our charter, the Company will not present the Extension Amendment Proposal to our shareholders if redemptions in connection with such amendment would cause the Company’s net tangible assets to be less than $5,000,001 following consummation of such redemptions.
Only holders of record of our ordinary shares at the close of business on January 24, 2024 are entitled to notice of the Meeting and to vote at the Meeting and any adjournments or postponements of the Meeting.
After careful consideration of all relevant factors, the Board has determined that each of the Proposals is advisable and recommends that you vote or give instruction to vote “FOR” each of the Extension Amendment Proposal, the Auditor Ratification Proposal, and , if presented, the Adjournment Proposal, and “FOR” each of the director nominees in the Director Appointment Proposal.
Voting Rights and Revocation of Proxies
The Record Date with respect to this solicitation is the close of business on January 24, 2024 and only shareholders of record at that time will be entitled to vote at the Meeting and any adjournments or postponements thereof.
If you are a holder of record of Company ordinary shares, you can revoke your proxy at any time before the final vote at the Meeting by (i) delivering a later-dated, signed proxy card prior to the date of the Meeting, (ii) granting a subsequent proxy online or (iii) voting virtually at the Meeting. Attendance at the

Meeting alone will not change your vote. If your Company ordinary shares are held in “street name” by a broker or other agent and you wish to revoke your proxy, you should follow the instructions provided by your broker or agent.
We intend to release this proxy statement and the enclosed proxy card to our shareholders on or about February 16, 2024.
Dissenters’ Right of Appraisal
Holders of our ordinary shares do not have appraisal rights under Cayman Islands law or under the governing documents of the Company in connection with this solicitation.
Outstanding Shares and Quorum
The number of outstanding ordinary shares entitled to vote at the Meeting is 4,248,397 public shares and 5,750,000 Founder Shares. Each ordinary share is entitled to one vote. The presence represented via the remote platform or by proxy at the Meeting of a majority of the number of outstanding ordinary shares, will constitute a quorum. There is no cumulative voting. Shares that abstain will be treated as present for quorum purposes on all matters.
The Sponsor owns approximately 57.5% of the Company’s issued and outstanding ordinary shares, which will count towards the quorum of the Meeting. As a result, in addition to the ordinary shares owned by the Sponsor, no shares would be required to achieve a quorum.
Broker Non-Votes
Holders of our ordinary shares that are held in street name must instruct their bank or brokerage firm that holds their shares how to vote their shares. We believe that each of the Proposals, except for the Auditor Ratification Proposal, is a “non-routine” matter, and therefore, banks or brokerages cannot use discretionary authority to vote shares on such proposals if they have not received instructions from their clients. Please submit your vote instruction form so your vote is counted.
Required Votes for Each Proposal to Pass
Assuming the presence of a quorum at the Meeting:
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the Extension Amendment must be approved by a special resolution under Cayman Islands law, which requires the affirmative vote of at least two-thirds of the shareholders who attend and vote at a general meeting of the Company;

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the Auditor Ratification Proposal and Adjournment Proposal requires the affirmative vote of a majority of the votes cast by shareholders represented at the Meeting and entitled to vote thereon; and

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the Director Appointment Proposal requires the affirmative vote of a majority of the votes cast by the sole holder of our Class B ordinary share represented at the Meeting and entitled to vote thereon.

Abstentions, while considered present for the purposes of establishing a quorum, will not count as votes cast and will have no effect on the outcome of the vote on each of the Proposals, assuming a quorum is present. Failure to vote by proxy or to vote in person (including virtually) at the meeting will have no effect on the outcome of the vote on each of the proposals, assuming a quorum is present.
If there is no quorum, the Meeting shall be adjourned in accordance with the charter.
Voting Procedures
Each ordinary share that you own in your name entitles you to one vote on each of the proposals for the Meeting. Your proxy card shows the number of ordinary shares that you own.
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You can vote your shares in advance of the Meeting by completing, signing, dating and returning the enclosed proxy card in the postage-paid envelope provided. If you hold your shares in “street name” through a broker, bank or other nominee, you will need to follow the instructions provided to you by your broker, bank or other nominee to ensure that your shares are represented and voted at the Meeting. If you vote by proxy card, your “proxy,” whose name is listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card but do not give instructions on how to vote your shares, your ordinary shares will be voted as recommended by our Board. Our Board recommends that holders of ordinary shareholders vote in favor of Extension Amendment Proposal, the Auditor Ratification Proposal, and , if presented, the Adjournment Proposal, and the sole holder of Class B ordinary share in issue votes in favor of each of the nominees in the Director Appointment Proposal.
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You can attend the Meeting and vote virtually even if you have previously voted by submitting a proxy. However, if your ordinary shares are held in the name of your broker, bank or other nominee, you must first submit a legal proxy to Continental. Continental will then issue you a valid control number which will allow you to vote at the Meeting. That is the only way we can be sure that the broker, bank or nominee has not already voted your public shares.

Solicitation of Proxies
Your proxy is being solicited by our Board on the proposals being presented to shareholders at the Meeting. You may contact Advantage Proxy, Inc., our proxy solicitor, at:
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909 Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com
In addition to these mailed proxy materials, our directors and officers may also solicit proxies in person, by telephone or by other means of communication. Some banks and brokers have customers who beneficially own public shares listed of record in the names of nominees and we intend to request banks and brokers to solicit such customers and will reimburse them for their reasonable out-of-pocket expenses for such solicitations.
Delivery of Proxy Materials to Shareholders
Unless we have received contrary instructions, we may send a single copy of this proxy statement to any household at which two or more shareholders reside if we believe the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce our expenses. However, if shareholders prefer to receive multiple sets of our disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of our disclosure documents, the shareholders should follow these instructions:
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if the shares are registered in the name of the shareholder, the shareholder should contact us at our offices at c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, NY 10105; or

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if a bank, broker or other nominee holds the shares, the shareholder should contact the bank, broker or other nominee directly.

Interests of our Sponsor, Directors and Officers
When you consider the recommendation of our Board, you should keep in mind that our Sponsor, directors and officers have interests that may be different from, or in addition to, your interests as a shareholder. These interests include, among other things, the interests listed below.
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the fact that the Sponsor and our directors and officers hold an aggregate of 5,750,000 Founder Shares and 11,700,000 Private Placement Warrants, all of which would expire worthless if the Lexasure

Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination) is not consummated by March 3, 2024, subject to the Extension;
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the fact that we have agreed to pay an affiliate of the Sponsor a total of $20,000 per month for office space, utilities and secretarial and administrative support, and upon completion of our initial business combination or our liquidation, we will cease being obligated to pay these monthly fees;

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the fact that our Sponsor may lend us funds in order to finance transaction costs in connection with an initial business combination, up to $1,500,000 of which may be convertible into warrants at a price of $1.00 per warrant at the option of the Sponsor. The warrants would be identical to the private placement warrants issued to the Sponsor. As of December 31, 2023, the outstanding balance of the working capital loan was $1,360,000.

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the fact that, unless the Company consummates the initial business combination, the Sponsor will not receive reimbursement for any out-of-pocket expenses incurred by it on behalf of the Company related to identifying and investigating an initial business combination to the extent that such expenses exceed the amount of available proceeds not deposited in the Trust Account;

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the fact that, if the Trust Account is liquidated, including in the event we are unable to complete an initial business combination within the Extension Period, the Sponsor has agreed to indemnify us to ensure that the proceeds in the Trust Account are not reduced below $10.20 per public share, or such lesser per public share amount as is in the Trust Account on the liquidation date, by the claims of prospective target businesses with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement or claims of any third party for services rendered or products sold to us, but only if such a third party or target business has not executed a waiver of any and all rights to seek access to the Trust Account;

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the fact that none of our officers or directors has received any cash compensation for services rendered to the Company, and all of the current members of our Board are expected to continue to serve as directors at least through the date of the meeting to vote on a proposed initial business combination and may even continue to serve following any potential initial business combination and receive compensation thereafter; and

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the fact that our existing directors and officers will be eligible for continued indemnification and continued coverage under our directors’ and officers’ liability insurance after the Lexasure Business Combination and pursuant to the Lexasure Business Combination Agreement.

Redemption Rights
Pursuant to our current charter, our public shareholders will be provided with the opportunity to redeem their public shares upon the approval of the Extension Amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. If your redemption request is properly made and the Extension Amendment is approved, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the Trust Account of approximately $46.86 million on February 9, 2024, the estimated per share redemption price would have been approximately $11.07 (before taking into account the removal of the accrued interest to pay our taxes). Public shareholders may elect to redeem their public shares regardless of whether or how they vote on the proposals at the Meeting, but redemption payments for Elections in connection with this Meeting will only be made if the Extension Amendment Proposal receives the requisite shareholder approval.
In order to exercise your redemption rights, you must:

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submit a request in writing prior to 5:00 p.m., Eastern Time on February 27, 2024 (two (2) business days before the Meeting) that we redeem your public shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004 Attn: SPAC Redemptions
E-mail: spacredemptions@continentalstock.com
and
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deliver your public shares either physically or electronically through DTC to our transfer agent at least two (2) business days before the Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.
Prior to exercising redemption rights, shareholders should verify the market price of our ordinary shares, as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our ordinary shares when you wish to sell your shares.
If you exercise your redemption rights and the redemption is effectuated, your ordinary shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.
If the Extension Amendment Proposal is not approved, and the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination) is not completed on or before March 3, 2024, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and less up to
$100,000 of interest to pay winding up and dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Our warrants will expire worthless.
Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.

If you hold units registered in your own name, you must deliver to Continental written instructions to separate such units into public share and public warrants. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the public shares upon the separation of the units into public shares and public warrants.
If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions to Continental. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the units into public shares and public warrants. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.

DIRECTORS, EXECUTIVE OFFICERS AND CORPORATE GOVERNANCE
Directors and Executive Officers
Our directors and officers are as follows:
Name	Age	Position
Roberta Brzezinski	56	Chief Executive Officer and Director
Herman G. Kotzé	54	Chief Financial Officer
Whitney Baker	38	Director
Michael Faber	65	Director
Neil Harper	56	Director
Darius James Roth	55	Director
The experience of our directors and executive officers is as follows:
Roberta Brzezinski, our Chief Executive Officer and a director since our inception, leads Capitalworks’ global emerging markets practice and has 23 years of direct private equity investment experience across Asia, Latin America and Central Europe. She has also been named by the International Finance Corporation (World Bank Group) as an authorized non-executive director for IFC investee companies, and currently serves on a private company board in Eastern Europe. Prior to joining Capitalworks in January 2020, Ms. Brzezinski served as emerging markets private equity lead at Canadian pension fund CDPQ, where she spent five years leading investments in Latin America and India. She previously served as the Chief Investment Officer of TAU, an Asia-focused impact investor. Ms. Brzezinski was one of the original partners of Abris Capital, a growth buyout firm in Central Europe founded in 2007. Earlier in her career, she was an Asia-focused investor at Emerging Markets Partnership, the manager of the AIG Infrastructure Funds. Prior to that, she was an Eastern Europe-focused investor at New Century Holdings, and an investment officer at the IFC. Currently based in New York, Ms. Brzezinski has lived in Poland, Russia and Ukraine, with significant experience working and teambuilding across emerging markets. Ms. Brzezinski is a multilingual (French, Russian, Spanish, Polish) U.S. national and holds an AB, magna cum laude, from Harvard College and an MBA with honors from Georgetown University. We believe Ms. Brzezinski is well-qualified to serve on our Board due to her significant investment experience and her experience leading investments in emerging markets generally as well as in many of our targeted geographies.
Herman G. Kotzé, our Chief Financial Officer since our inception, is a Capitalworks executive and joined Capitalworks in January 2021. Mr. Kotzé also serves as a director of VCAP1 Alliances (Pty) Ltd, a company engaged in the provision of payment technologies and value-added services in South Africa, since July 2023. Mr. Kotzé served as the Chief Executive Officer of Lesaka Technologies, Inc., or Lesaka, formerly known as Net 1 UEPS Technologies, Inc., a Nasdaq-listed diversified payment technology and financial services firm with a focus on emerging markets, from May 2017 until September 2020, and was the Chief Financial Officer, Secretary and Treasurer of Lesaka from June 2004 until February 2018. While serving as the Chief Financial Officer of Lesaka, Mr. Kotzé project-managed preparation of the company’s primary listing on Nasdaq in 2004, together with Capitalworks’ founders, who were private equity owners of the business prior to their launch of the Capitalworks platform. Following the Nasdaq listing, he established compliance and reporting functions. He also served as a director of companies in which Lesaka had invested, including two bank holding companies, European e-money institutions, South African insurance and mobile operators. While at Lesaka, Mr. Kotzé was responsible for sourcing and executing more than 20 strategic investments worth $1 billion over nearly two decades, spanning multiple geographies including South Korea, Hong Kong, India, Europe and Sub-Saharan Africa. Mr. Kotzé also currently serves as chairman on the board of 21finance AG, a fintech company headquartered in Liechtenstein, since September 2021. From April 2016 to October 2021, he served as an independent non-executive director of Finbond Group Limited, a financial service company in South Africa and North America. Mr. Kotzé is a multilingual (German, Afrikaans) South African national. Based in Pretoria, he holds a Certificate in the Theory of Accountancy and a Bachelor of Commerce in Accounting, cum laude, from the University of Pretoria, and has completed additional studies in taxation and treasury management. He also has completed the MIT Program in Blockchain: Disruptive Technology in July 2022. He is a qualified Chartered Accountant in South Africa.
Whitney Baker has served as the Chairperson of our Board since our IPO. Ms. Baker is the founder of Totem Macro (“Totem”). Totem offers macro-strategy research focusing on global emerging markets (cross-asset), blending emerging markets macro-to-micro understanding with the salient global drivers. Totem’s client base includes many well-known investors and Chief Investment Officers in the hedge fund space, corporate C-suites, institutional allocators and wealth funds, and teams across some of the largest investment management houses in the industry. Ms. Baker is also the co-founder and Chief Investment Officer of Totem Macro Asset Manager, an emerging manager of a Global Macro Hedge Fund with an EM focus. Prior to founding Totem in early 2018, Ms. Baker served as the Head of Emerging Markets at Bridgewater Associates, overseeing and developing Bridgewater Associates’ systematic macro strategies in emerging markets. Prior to that, she ran emerging markets-focused global macro and equity long/short strategies at Soros Fund Management and TT International in London, and Asian and U.S. stock portfolios at Resolution in Scotland. Ms. Baker holds an MA, with honors, in Economics (First Class) from the University of Glasgow and is a Chartered Financial Analyst. We believe Ms. Baker is well-qualified to serve on our Board due to her significant investment experience and her experience analyzing, utilizing and developing macro strategies in emerging markets.
Michael Faber has served as one of our directors since our IPO. Mr. Faber is a corporate executive and director, family office advisor and attorney with more than 25 years of experience investing in, managing and advising both large multi-national and emerging growth companies in a variety of industries. Since 1996, Mr. Faber has served as President and Chief Investment Officer of NextPoint and advises a number of multi-generational families on issues including family office management, asset manager selection and oversight, direct investing, trusts and estates, and impact investing and private foundations. Additionally, Mr. Faber currently serves as a director of CPI Aerostructures, Inc., as chairperson of the nominating and corporate governance committee and as a member of the audit and strategic planning committees, and as the lead director of Invesque, Inc., as a member of the Human Resources Committee. Mr. Faber has served as a director, lead investor or senior advisor to more than 40 private companies and has led or served on numerous audit, compensation and strategic committees. From 1990 to 2008, Mr. Faber was a General Partner of the NextPoint family of investment funds, focusing on private equity, venture capital and structured investments. Previously, Mr. Faber was a senior advisor to Akerman, of counsel to Mintz Levin, an attorney with the law firm of Arnold & Porter, and a senior consultant to the Research Council of Washington, the predecessor to the Corporate Executive Board Company. Mr. Faber received a JD from, and is an honors graduate and John M. Olin Fellow, of the University of Chicago Law School, received a BA from the State University of New York and has also studied at the Johns Hopkins University School of Advanced International Studies. Mr. Faber brings to our Board his legal expertise as well as his years of investment and general business experience. We believe Mr. Faber is well-qualified to serve on our Board due to his significant investment, corporate and legal experience and his experience serving on various boards and board committees.
Neil Harper has served as one of our directors since our IPO. Mr. Harper currently serves as Chairman of Turk Ventures Advisory Limited, a leading Turkey-dedicated private equity group, and as Chairman of Zamo Capital LLP, an impact investment firm. He sits on several other private equity-related corporate boards and investment committees, and also on charitable investment committees including that of the National Trust for Scotland. From 2006 to 2019, Mr. Harper served as Managing Director and Chief Investment Officer of Morgan Stanley AIP Private Markets, an approximately $12 billion global private markets fund, co-investment and secondaries business. Prior to that he was a Partner at McKinsey & Company operating globally, providing consulting services to corporate and private equity clients in financial services, telecom, technology, and several other sectors on strategy, performance improvement, mergers and acquisitions and corporate finance. Mr. Harper began his career at Arthur Andersen. He received an MA (First Class Honours) in Economics and Accounting from the University of Edinburgh and an MBA (Honors) in Finance and Strategy from the University of Chicago. In addition, he is a chartered accountant and member of the Institute of Chartered Accountants of Scotland. We believe Mr. Harper is well-qualified to serve on our Board due to his significant investment and corporate experience and his experience serving on various boards and investment committees and consulting for companies in our targeted sectors.

Darius James Roth has served as one of our directors since our IPO. Mr. Roth is the founder and Chief Executive Officer of Zamo Capital LLP, an investor in, and advisor to, impact private equity and venture capital firms since its formation in 2018. In addition, since 2018, Mr. Roth has served as a member of the Investment Committee of the University of Edinburgh Endowment. From 2016 to 2020, he served on the Economic Advisory Board of the International Finance Corporation. In 2007, Mr. Roth co-founded LeapFrog Investments, a social finance and impact investment firm. Mr. Roth holds an MA (with distinction) in Economics from the University of Manchester and a PhD in Economics from the University of Cambridge. We believe Mr. Roth is well-qualified to serve on our Board due to his significant investment experience.
Number and Terms of Office of Officers and Directors
Our Board is divided into three classes, each of which will generally serve for a term of three years with only one class of directors being appointed in each year. Class I of our Board consists of Michael Faber and Whitney Baker, with a term expiring at our first annual meeting of shareholders; Class II of our Board consists of Neil Harper and Darius James Roth, with a term expiring at our second annual meeting of shareholders; and Class III of our Board consists of Roberta Brzezinski with a term expiring at our third annual meeting of shareholders. In accordance with Nasdaq corporate governance requirements, we are required to hold an annual general meeting no later than one year after our first fiscal year-end following our listing on Nasdaq.
Committees of the Board of Directors
Our Board has two standing committees: an audit committee and a compensation committee. Our audit committee and compensation committee are composed solely of independent directors. Subject to phase-in rules, the rules of Nasdaq and Rule 10A-3 of the Exchange Act require that the audit committee of a listed company be comprised solely of independent directors, and the rules of Nasdaq require that the compensation committee and the nominating committee of a listed company be comprised solely of independent directors; provided that if no such nominating committee exists, such selection or recommendation may be made by independent directors constituting a majority of the Board’s independent directors. The charter of each committee is available on our website.
Audit Committee
We established an audit committee of our Board. Darius James Roth, Neil Harper, Michael Faber and Whitney Baker serve as the members of the audit committee, and Neil Harper chairs the audit committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least three members of the audit committee, all of whom must be independent. Each of Darius James Roth, Neil Harper, Michael Faber and Whitney Baker is independent under Nasdaq listing standards and under Rule 10A-3(b)(1) of the Exchange Act.
Each member of the audit committee is financially literate and our Board has determined that Darius James Roth, Neil Harper and Michael Faber each qualifies as an “audit committee financial expert” as defined in applicable SEC rules and has accounting or related financial management expertise.
We have adopted an audit committee charter, which details the principal functions of the audit committee, including:
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assisting board oversight of (1) the integrity of our financial statements, (2) our compliance with legal and regulatory requirements, (3) our independent registered public accounting firm’s qualifications and independence, and (4) the performance of our internal audit function and independent registered public accounting firm; the appointment, compensation, retention, replacement, and oversight of the work of the independent registered public accounting firm and any other registered public accounting firm engaged by us;

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pre-approving all audit and non-audit services to be provided by the independent registered public accounting firm or any other registered public accounting firm engaged by us, and establishing pre-approval policies and procedures; reviewing and discussing with the independent registered public accounting firm all relationships the firm has with us in order to evaluate their continued independence;
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setting clear policies for audit partner rotation in compliance with applicable laws and regulations; obtaining and reviewing a report, at least annually, from the independent registered public accounting firm describing (1) the independent registered public accounting firm’s internal quality-control procedures and (2) any material issues raised by the most recent internal quality-control review, or peer review, of the audit firm, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years respecting one or more independent audits carried out by the firm and any steps taken to deal with such issues;

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meeting to review and discuss our annual audited financial statements and quarterly financial statements with Management and the independent registered public accounting firm, including reviewing our specific disclosures under “Management’s Discussion and Analysis of Financial Condition and Results of Operations”; reviewing and approving any related party transaction required to be disclosed pursuant to Item 404 of Regulation S-K promulgated by the SEC prior to us entering into such transaction; and

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reviewing with Management, the independent registered public accounting firm, and our legal advisors, as appropriate, any legal, regulatory or compliance matters, including any correspondence with regulators or government agencies and any employee complaints or published reports that raise material issues regarding our financial statements or accounting policies and any significant changes in accounting standards or rules promulgated by the FASB, the SEC or other regulatory authorities.

Compensation Committee
We established a compensation committee of our Board. Darius James Roth, Michael Faber, Neil Harper and Whitney Baker serve as the members of the compensation committee, and Michael Faber chairs the compensation committee. Under the Nasdaq listing standards and applicable SEC rules, we are required to have at least two members of the compensation committee, all of whom must be independent.
We have adopted a compensation committee charter, which details the principal functions of the compensation committee, including:
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reviewing and approving on an annual basis the corporate goals and objectives relevant to our Chief Executive Officer’s compensation, evaluating our Chief Executive Officer’s performance in light of such goals and objectives and determining and approving the remuneration (if any) of our Chief Executive Officer’s based on such evaluation;

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reviewing and making recommendations to our Board with respect to the compensation, and any incentive compensation and equity-based plans that are subject to Board approval of all of our other executive officers;

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reviewing our executive compensation policies and plans;

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implementing and administering our incentive compensation equity-based remuneration plans;

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assisting Management in complying with our proxy statement and annual report disclosure requirements;

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approving all special perquisites, special cash payments and other special compensation and benefit arrangements for our executive officers and employees;

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producing a report on executive compensation to be included in our annual proxy statement; and

•
reviewing, evaluating and recommending changes, if appropriate, to the remuneration for directors.

Notwithstanding the foregoing, other than payment to an affiliate of our Sponsor of $20,000 per month, until the end of the Combination Period, for administrative and support services, and reimbursement of expenses, no compensation of any kind, including finders, consulting or other similar fees, has been or will be paid to any of our existing shareholders, executive officers, directors or any of their respective affiliates, prior to, or for any services they render in order to effectuate the consummation of an initial business combination. Accordingly, it is likely that prior to the consummation of an initial business combination, the compensation committee will only be responsible for the review and recommendation of any compensation arrangements to be entered into in connection with such initial business combination.
The charter also provides that the compensation committee may, in its sole discretion, retain or obtain the advice of a compensation consultant, independent legal counsel or other advisor and will be directly responsible for the appointment, compensation and oversight of the work of any such advisor. However, before engaging or receiving advice from a compensation consultant, external legal counsel or any other advisor, the compensation committee will consider the independence of each such advisor, including the factors required by Nasdaq and the SEC.
Director Nominations
We do not have a standing nominating committee though we intend to form a corporate governance and nominating committee as and when required to do so by law or Nasdaq rules. In accordance with Rule 5605(e)(1)(A) of the Nasdaq rules, a majority of the independent directors may recommend a director nominee for selection by our Board. Our Board believes that the independent directors can satisfactorily carry out the responsibility of properly selecting or approving director nominees without the formation of a standing nominating committee. The directors who will participate in the consideration and recommendation of director nominees are Darius James Roth, Neil Harper, Michael Faber and Whitney Baker. In accordance with Rule 5605 of the Nasdaq rules, each of Darius James Roth, Neil Harper, Michael Faber and Whitney Baker is independent. As there is no standing nominating committee, we do not have a nominating committee charter in place.
Our Board will also consider director candidates recommended for nomination by our shareholders during such times as they are seeking proposed nominees to stand for election at the next annual meeting of shareholders (or, if applicable, an extraordinary general meeting of shareholders). Our shareholders that wish to nominate a director for election to our Board should follow the procedures set forth in our amended and restated memorandum of association and articles of association. However, prior to our initial business combination, holders of our Public Shares will not have the right to recommend director candidates for nomination to our Board.
We have not formally established any specific, minimum qualifications that must be met or skills that are necessary for directors to possess. In general, in identifying and evaluating nominees for director, our Board considers a number of qualifications relating to management and leadership experience, background and integrity and professionalism in evaluating a person’s candidacy for membership on the Board. Our Board may require certain skills or attributes, such as financial or accounting experience, to meet specific Board needs that arise from time to time and will also consider the overall experience and makeup of its members to obtain a broad and diverse mix of Board.
Executive Compensation Clawback Policy
Under the Sarbanes-Oxley Act of 2002 (the “Sarbanes-Oxley Act”), in the event of misconduct that results in a financial restatement that would have reduced a previously paid incentive amount, we can recoup those improper payments from our executive officers. The SEC also recently adopted rules which direct national stock exchanges to require listed companies to implement policies intended to recoup bonuses paid to executives if the company is found to have misstated its financial results.
On December 1, 2023, our Board approved the adoption of an Executive Compensation Clawback Policy (the “Clawback Policy”), with an effective date of October 2, 2023, in order to comply with the final clawback rules adopted by the SEC under Section 10D and Rule 10D-1 of the Exchange Act (“Rule 10D-1”), and the listing standards, as set forth in the Nasdaq Listing Rule 5608 (the “Final Clawback Rules”).
The Clawback Policy provides for the mandatory recovery of erroneously awarded incentive-based compensation from current and former executive officers as defined in Rule 10D-1 (“Covered Officers”) of the Company in the event that the Company is required to prepare an accounting restatement, in accordance with the Final Clawback Rules. Under the Clawback Policy, the Company may recoup from the Covered Officers erroneously awarded incentive compensation received within a recovery period of the three completed fiscal years preceding the date on which the Company is required to prepare an accounting restatement.
Code of Ethics
We have adopted a Code of Business Conduct and Ethics applicable to our directors, executive officers and employees. We have filed a copy of our Code of Business Conduct and Ethics as an exhibit to the IPO Registration Statement. You can review this document by accessing our public filings at the SEC’s web site at www.sec.gov or by visiting our website. In addition, a copy of the Code of Business Conduct and Ethics and the charters of the committees of our Board will be provided without charge upon request from us. If we make any amendments to our Code of Business Conduct and Ethics other than technical, administrative or other non-substantive amendments, or grant any waiver, including any implicit waiver, from a provision of the Code of Business Conduct and Ethics applicable to our Chief Executive Officer and Chief Financial Officer or controller or persons performing similar functions requiring disclosure under applicable SEC or Nasdaq rules, we will disclose the nature of such amendment or waiver on our website. The information included on our website is not incorporated by reference into this proxy statement or in any other report or document we file with the SEC, and any references to our website are intended to be inactive textual references only.
Executive Compensation.
We entered into an agreement with the Sponsor whereby, commencing on the date our units were first listed on Nasdaq, through the earlier of the consummation of an initial business combination and our liquidation, we agreed to pay an affiliate of the Sponsor $20,000 per month for office space, utilities and secretarial and administrative support. For the quarterly period ended December 31, 2023 and September 30, 2023, we incurred $60,000 and $60,000, respectively, of administrative services under this arrangement.
Except as described herein, no compensation of any kind, including finder’s and consulting fees, has been or will be paid by us to our Sponsor, officers and directors, or any of their respective affiliates, for services rendered prior to or in connection with the completion of an initial business combination. However, these individuals are reimbursed for any out-of-pocket expenses incurred in connection with activities on our behalf such as identifying potential target businesses and performing due diligence on suitable initial business combinations.
After the completion of our initial business combination, directors or members of our Management Team who remain with us may be paid consulting or management fees from the combined company. All of these fees will be fully disclosed to shareholders, to the extent then known, in the proxy solicitation materials or tender offer materials furnished to our shareholders in connection with a proposed initial business combination, such as the Lexasure Registration Statement. We have not established any limit on the amount of such fees that may be paid by the combined company to our directors or members of management. It is unlikely the amount of such compensation will be known at the time of the proposed initial business combination, because the directors of the post-combination business will be responsible for determining officer and director compensation.
We do not intend to take any action to ensure that members of our Management Team maintain their positions with us after the consummation of our initial business combination, although it is possible that some or all of our officers and directors may negotiate employment or consulting arrangements to remain with us after our initial business combination. The existence or terms of any such employment or consulting arrangements to retain their positions with us may influence our Management’s motivation in identifying or selecting a target business but we do not believe that the ability of our Management to remain with us after the consummation of our initial business combination will be a determining factor in our decision to proceed with any potential initial business combination. We are not party to any agreements with our officers and directors that provide for benefits upon termination of employment.
Any compensation to be paid to our officers will be determined, or recommended to the Board for determination, either by a compensation committee constituted solely by independent directors or by a majority of the independent directors on our Board.

PROPOSAL 1: THE EXTENSION AMENDMENT PROPOSAL
The proposed Extension Amendment would amend by special resolution the Company’s charter to extend the date by which the Company would be required to consummate an initial business combination from March 3, 2024 to March 3, 2025. The complete text of the proposed amendment is attached to this proxy statement as Annex A. All shareholders are encouraged to read the proposed amendment in its entirety for a more complete description of its terms.
You are not being asked to vote on the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination) at this time. If the Extension Amendment is implemented and you do not elect to redeem your public shares, provided that you are a shareholder on the Record Date for a meeting to consider the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination), you will be entitled to vote on the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination) if and when it is submitted to shareholders and will retain the right to redeem your public shares for cash in the event the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination) is approved and completed or we have not consummated the Lexasure Business Combination or another business combination by the expiration of the Extension Period or upon the Company’s earlier liquidation, subject to the terms of the charter.
Reasons for the Proposed Extension Amendment
The Company is proposing to amend by special resolution its charter to extend the date by which it would be required to consummate an initial business combination from March 3, 2024 to March 3, 2025, and to permit the Board, in its sole discretion, to elect to wind up our operations on a date earlier than March 3, 2025 (including prior to March 3, 2024) as determined by the Board and included in a public announcement.
On March 1, 2023, we entered into the Lexasure Business Combination Agreement with Lexasure, Pubco, Merger Subs, the SPAC Representative, and the Seller Representative for the Lexasure Business Combination. As a result of the signing of the Lexasure Business Combination Agreement with respect to the Lexasure Business Combination, the period of time to consummate our initial business combination has been automatically extended by an additional three months to June 3, 2023 in accordance with the charter. On May 23, 2023, the Company held an extraordinary general meeting of shareholders of the Company, at which the Company’s shareholders approved, among other things, an amendment to our charter to extend the date by which the Company must consummate an initial business combination to March 3, 2024.
While the Company is using its best efforts to complete the Lexasure Business Combination as soon as practicable, our Board currently believes that there may not be sufficient time before March 3, 2024 to consummate the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination).
Accordingly, the Board believes that it is in the best interests of our shareholders to provide the Company more time to consummate the Lexasure Business Combination (or an alternative initial business combination if we are unable to complete the Lexasure Business Combination), as well as to provide additional flexibility to wind up our operations prior to the end of the Extension Period. We intend to hold another shareholders’ meeting prior to the expiration of the Extension Period in order to seek shareholder approval of the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination).
If the Extension Amendment Is Approved
If the Extension Amendment Proposal is approved, the Extension Amendment in the form of Annex A hereto will be effective and the Trust Account will not be disbursed except in connection with the Election and with our completion of the initial business combination or in connection with our liquidation if we do not complete the initial business combination by the termination date. The Company will attempt to consummate an initial business combination until the expiration of the Extension Period or until the

Company’s Board determines, in its sole discretion that it will not be able to consummate the initial business combination before the expiration of the Extension Period and does not wish to continue operations until such expiration.
Also, if the Extension Amendment is approved, the Board will have the flexibility to liquidate the Trust Account to redeem all public shares on a specified date following the approval of the Extension Amendment at any time before or after the current termination date, and prior to the expiration of the Extension Period.
On November 8, 2023, in connection with the Lexasure Business Combination Agreement, the Company entered into the Second Financials Side Letter, addressing Lexasure’s expectation of not meeting deadline for the delivery of the PCAOB audited company financials or the PCAOB reviewed quarterly company financials set forth in certain covenants and termination provisions of the Lexasure Business Combination Agreement, as extended by that certain side letter, dated April 19, 2023, entered into by and between the Company and Lexasure.
Pursuant to the Second Financials Side Letter, the Company has agreed to forbear from enforcing its rights to terminate the Lexasure Business Combination Agreement pursuant to certain termination provisions thereunder, until either December 15, 2023, or December 31, 2023, depending on whether it relates to the PCAOB audited company financials or the PCAOB reviewed quarterly company financials, respectively. In exchange for this forbearance, Lexasure has agreed to loan to the Company reasonable amounts that the Company is obligated to deposit into the Trust Account in connection with extensions, as well as extension- related expenses such as the filing of an additional Quarterly Report on Form 10-Q and the renewal of the Company’s D&O insurance, up to a maximum of $400,000 (the “Second Lexasure Loan”). The Second Lexasure Loan is unsecured and interest free. In connection with the Second Lexasure Loan, the Sponsor agreed to transfer a number of Class B ordinary shares to Lexasure or its designee, equal to the amount not returned to Lexasure from the escrow divided by $10.00 per share regardless of whether the closing of the Lexasure Business Combination occurs. The Company agreed to repay the Second Lexasure Loan directly to Lexasure at the closing of the Lexasure Business Combination. In the event of the termination of the Lexasure Business Combination Agreement for any reason, the Second Lexasure Loan shall be cancelled and no amounts shall be owed by the Company, provided that any amounts advanced by Lexasure pursuant to the Second Financials Side Letter shall reduce the amounts payable by Lexasure pursuant to the termination fee provision of the Lexasure Business Combination Agreement.
If the Extension Amendment Is Not Approved
If the Extension Amendment Proposal is not approved, and the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination) is not completed on or before March 3, 2024, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. There will be no distribution from the Trust Account with respect to our warrants, which will expire worthless in the event we wind up. We do not believe it is likely that, if the Extension Amendment Proposal is not approved, we will be able to consummate the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination) by March 3, 2024.
If the Company liquidates, the Sponsor has agreed that it will be liable to us if, and to the extent, any claims by a third party for services rendered or products sold to us or a prospective target business with which we have entered into a written letter of intent, confidentiality or other similar agreement or business combination agreement reduce the amount of funds in the Trust Account to below (i) $10.20 per public share or (ii) the actual amount per public share held in the Trust Account as of the date of the liquidation of the

Trust Account, if less than $10.20 per public share is then held in the Trust Account due to reductions in the value of the trust assets, less taxes payable, except as to any claims by a third party or a prospective target business who executed a waiver of any and all rights to the monies held in the Trust Account (whether or not such waiver is enforceable) and except as to any claims under our indemnity of the underwriters of the IPO against certain liabilities, including liabilities under the Securities Act. The Company has not independently verified whether the Sponsor has sufficient funds to satisfy its indemnity obligations and believes that the Sponsor’s only assets are securities of the Company and, therefore, the Sponsor may not be able to satisfy those obligations. None of the Company’s officers or directors will indemnify the Company for claims by third parties, including, without limitation, claims by vendors and prospective target businesses. Our initial shareholders (and their permitted transferees) have entered into a letter agreement with us pursuant to which they have agreed to waive their redemption rights with respect to their ordinary shares in connection with a shareholder vote to approve an amendment to our charter such as the Extension Amendment. On the Record Date, the initial shareholders beneficially owned and were entitled to vote 5,750,000 Founder Shares, which in the aggregate represents approximately 57.5% of the Company’s issued and outstanding ordinary shares.
As of February 9, 2024, there was approximately $46.86 million of funds in the Trust Account. If the Extension Amendment Proposal is approved and the Company extends the business combination period to March 3, 2024 (or such earlier date as determined by our Board in its sole discretion), the redemption price per share at the meeting for the initial business combination or the Company’s subsequent liquidation may be a different amount in comparison to the current estimated redemption price of approximately $11.07 per share under the terms of our current charter and Trust Agreement.
In accordance with our charter, the Company will not present the Extension Amendment Proposal to our shareholders if redemptions in connection with such amendment would cause the Company’s net tangible assets to be less than $5,000,001 following consummation of such redemptions.
Full Text of the Resolution to be Approved
“RESOLVED, by special resolution, that the amended and restated memorandum of association and articles of association of the Company be amended by the deletion of the existing Article 162 and the insertion of the language as set out in full at Annex A, as a new Article 162.”
Redemption Rights
Pursuant to our current charter, our public shareholders will be provided with the opportunity to redeem their public shares upon the approval of the Extension Amendment, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the Trust Account deposits (which interest shall be net of taxes payable), divided by the number of then outstanding public shares. If your redemption request is properly made and the Extension Amendment are approved, these shares will cease to be outstanding and will represent only the right to receive such amount. For illustrative purposes, based on funds in the Trust Account of approximately $46.86 million on February 9, 2024, the estimated per share redemption price would have been approximately $11.07 (before taking into account the removal of the accrued interest to pay our taxes). Public shareholders may elect to redeem their public shares regardless of whether or how they vote on the proposals at the Meeting, but redemption payments for Elections in connection with this Meeting will only be made if the Extension Amendment Proposal receives the requisite shareholder approval.
In order to exercise your redemption rights, you must:

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submit a request in writing prior to 5:00 p.m., Eastern Time on February 27, 2024 (two (2) business days before the Meeting) that we redeem your public shares for cash to Continental, our transfer agent, at the following address:

Continental Stock Transfer & Trust Company
1 State Street, 30th Floor
New York, NY 10004
Attn: SPAC Redemptions
E-mail: spacredemptions@continentalstock.com

and
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deliver your public shares either physically or electronically through DTC to our transfer agent at least two (2) business days before the Meeting. Shareholders seeking to exercise their redemption rights and opting to deliver physical certificates should allot sufficient time to obtain physical certificates from the transfer agent and time to effect delivery. It is our understanding that shareholders should generally allot at least two (2) weeks to obtain physical certificates from the transfer agent. However, we do not have any control over this process and it may take longer than two (2) weeks. Shareholders who hold their shares in street name will have to coordinate with their broker, bank or other nominee to have the shares certificated or delivered electronically. If you do not submit a written request and deliver your public shares as described above, your shares will not be redeemed.

Any demand for redemption, once made, may be withdrawn at any time until the deadline for exercising redemption requests and, thereafter, with our consent. Furthermore, if a holder of public shares delivers the certificate representing such holder’s shares in connection with an Election and subsequently decides prior to the deadline for exercising redemption requests not to elect to exercise such rights, such holder may request that the transfer agent return the certificate (physically or electronically). You may make such request by contacting our transfer agent at the email address or mailing address listed above.
Prior to exercising redemption rights, shareholders should verify the market price of our ordinary shares, as they may receive higher proceeds from the sale of their ordinary shares in the public market than from exercising their redemption rights if the market price per share is higher than the redemption price. We cannot assure you that you will be able to sell your ordinary shares in the open market, even if the market price per share is higher than the redemption price stated above, as there may not be sufficient liquidity in our ordinary shares when you wish to sell your shares.
If you exercise your redemption rights and the redemption is effectuated, your ordinary shares will cease to be outstanding and will only represent the right to receive a pro rata share of the aggregate amount on deposit in the Trust Account. You will no longer own those shares and will have no right to participate in, or have any interest in, the future growth of the Company, if any. You will be entitled to receive cash for these shares only if you properly and timely request redemption.
If the Extension Amendment Proposal is not approved, and the Lexasure Business Combination (or an alternative business combination if we are unable to complete the Lexasure Business Combination) is not completed on or before June 3, 2023, we will (1) cease all operations except for the purpose of winding up; (2) as promptly as reasonably possible but not more than ten business days thereafter, redeem the public shares, at a per-share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Account, including interest earned on the funds in the Trust Account (net of taxes payable and less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of then issued and outstanding public shares, which redemption will completely extinguish the public shareholders’ rights as shareholders (including the right to receive further liquidating distributions, if any); and (3) as promptly as reasonably possible following such redemption, subject to the approval of the remaining shareholders and our Board, liquidate and dissolve, subject in each case to our obligations under Cayman Islands law to provide for claims of creditors and the requirements of other applicable law. Our warrants will expire worthless.
Holders of outstanding units must separate the underlying public shares and public warrants prior to exercising redemption rights with respect to the public shares.
If you hold units registered in your own name, you must deliver to Continental written instructions to separate such units into public share and public warrants. This must be completed far enough in advance so that you may then exercise your redemption rights with respect to the public shares upon the separation of the units into public shares and public warrants.
If a broker, dealer, commercial bank, trust company or other nominee holds your units, you must instruct such nominee to separate your units. Your nominee must send written instructions to Continental. Such written instructions must include the number of units to be split and the nominee holding such units. Your nominee must also initiate electronically, using DTC’s deposit withdrawal at custodian (DWAC) system, a withdrawal of the relevant units and a deposit of an equal number of public shares and public warrants. This must be completed far enough in advance to permit your nominee to exercise your redemption rights with respect to the public shares upon the separation of the units into public shares and public warrants. While this is typically done electronically the same business day, you should allow at least one full business day to accomplish the separation. If you fail to cause your public shares to be separated in a timely manner, you will likely not be able to exercise your redemption rights.
Vote Required for Approval
The affirmative vote of holders of at least two-thirds of the votes cast by shareholders represented at the Meeting and entitled to vote thereon is required to approve the Extension Amendment. Abstentions or the failure to vote on the Extension Amendment will not have an effect on the Extension Amendment, assuming a quorum is present.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE EXTENSION AMENDMENT PROPOSAL.

UNITED STATES FEDERAL INCOME TAX CONSIDERATIONS FOR SHAREHOLDERS EXERCISING REDEMPTION RIGHTS
The following is a summary of the material U.S. federal income tax consequences to the Company’s shareholders with respect to the exercise of redemption rights in connection with the approval of the Extension Amendment Proposal. Because the components of each unit are separable at the option of the holder, the holder of a unit generally should be treated, for U.S. federal income tax purposes, as the owner of the underlying public share and warrant components of the unit. This summary is based upon the Internal Revenue Code of 1986, as amended (the “Code”), the regulations promulgated by the U.S. Treasury Department, current administrative interpretations and practices of the Internal Revenue Service (the “IRS”) (including administrative interpretations and practices expressed in private letter rulings which are binding on the IRS only with respect to the particular taxpayers who requested and received those rulings) and judicial decisions, all as currently in effect and all of which are subject to differing interpretations or to change, possibly with retroactive effect. No assurance can be given that the IRS would not assert, or that a court would not sustain, a position contrary to any of the tax considerations described below. No advance ruling has been or will be sought from the IRS regarding any matter discussed in this summary.
This summary does not discuss the impact that U.S. state and local taxes and taxes imposed by non- U.S. jurisdictions could have on the matters discussed in this summary. This summary does not purport to discuss all aspects of U.S. federal income taxation that may be important to a particular shareholder in light of its investment or tax circumstances or to shareholders subject to special tax rules, such as:
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financial institutions or financial services entities;

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broker-dealers;

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taxpayers that are subject to the mark-to-market tax accounting rules;

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tax-exempt entities;

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governments or agencies or instrumentalities thereof;

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insurance companies;

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regulated investment companies;

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real estate investment trusts;

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persons liable for alternative minimum tax;

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expatriates or former long-term residents of the United States;

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persons that actually or constructively own five percent or more of our voting shares;

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persons that acquired our securities pursuant to an exercise of employee share options, in connection

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with employee share incentive plans or otherwise as compensation;

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persons that hold our securities as part of a straddle, constructive sale, hedging, conversion or other

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integrated or similar transaction;

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U.S. Holders (as defined below) whose functional currency is not the U.S. dollar;

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controlled foreign corporations; or

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passive foreign investment companies.

If any partnership (including for this purpose any entity treated as a partnership for U.S. federal income tax purposes) holds shares, the tax treatment of a partner generally will depend on the status of the partner and the activities of the partner and the partnership. This summary does not address any tax consequences to any partnership that holds our securities (or to any direct or indirect partner of such partnership). If you are a partner of a partnership holding the Company’s securities, you should consult your tax advisor.

This summary assumes that shareholders hold the Company’s securities as capital assets within the meaning of Section 1221 of the Code, which generally means as property held for investment and not as a dealer or for sale to customers in the ordinary course of the shareholder’s trade or business.
WE URGE HOLDERS OF ORDINARY SHARES CONTEMPLATING EXERCISE OF THEIR REDEMPTION RIGHTS TO CONSULT THEIR TAX ADVISOR REGARDING THE U.S. FEDERAL, STATE, LOCAL, AND FOREIGN INCOME AND OTHER TAX CONSEQUENCES THEREOF.
U.S. Federal Income Tax Considerations to U.S. Shareholders
This section is addressed to Redeeming U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Extension Amendment Proposal.” For purposes of this discussion, a “Redeeming U.S. Holder” is a beneficial owner that so redeems its shares and is:
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an individual who is a United States citizen or resident of the United States as determined for United States federal income tax purposes;

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a corporation (including an entity treated as a corporation for United States federal income tax purposes) created or organized in or under the laws of the United States, any state thereof or the District of Columbia;

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an estate the income of which is includible in gross income for United States federal income tax purposes regardless of its source; or

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a trust (A) the administration of which is subject to the primary supervision of a United States court and which has one or more United States persons (within the meaning of the Code) who have the authority to control all substantial decisions of the trust or (B) that has in effect a valid election under applicable Treasury regulations to be treated as a United States person.

Tax Treatment of the Redemption — In General
The balance of the discussion under this heading is subject in its entirety to the discussion below under the heading “— Passive Foreign Investment Company Rules.” If we are considered a “passive foreign investment company” for these purposes (which we will be, unless a “start up” exception applies), then the tax consequences of the redemption will be as outlined in that discussion, below.
A Redeeming U.S. Holder will generally recognize capital gain or loss equal to the difference between the amount realized on the redemption and such shareholder’s adjusted basis in the shares exchanged therefor if the Redeeming U.S. Holder’s ownership of shares is completely terminated or if the redemption meets certain other tests described below. Special constructive ownership rules apply in determining whether a Redeeming U.S. Holder’s ownership of shares is treated as completely terminated (and in general, such Redeeming U.S. Holder may not be considered to have completely terminated its interest if it continues to hold our warrants). If gain or loss treatment applies, such gain or loss will be long-term capital gain or loss if the holding period of such shares is more than one year at the time of the exchange. It is possible that because of the redemption rights associated with our shares, the holding period of such shares may not be considered to begin until the date of such redemption (and thus it is possible that long-term capital gain or loss treatment may not apply to shares redeemed in the redemption). Shareholders who hold different blocks of shares (generally, shares purchased or acquired on different dates or at different prices) should consult their tax advisors to determine how the above rules apply to them.
Cash received upon redemption that does not completely terminate the Redeeming U.S. Holder’s interest will still give rise to capital gain or loss, if the redemption is either (i) “substantially disproportionate” or (ii) “not essentially equivalent to a dividend.” In determining whether the redemption is substantially disproportionate or not essentially equivalent to a dividend with respect to a Redeeming U.S. Holder, that Redeeming U.S. Holder is deemed to own not just shares actually owned but also shares underlying rights to acquire our shares (including for these purposes our warrants) and, in some cases, shares owned by certain family members, certain estates and trusts of which the Redeeming U.S. Holder is a beneficiary, and certain affiliated entities.

Generally, the redemption will be “substantially disproportionate” with respect to the Redeeming U.S. Holder if (i) the Redeeming U.S. Holder’s percentage ownership of the outstanding voting shares (including all classes which carry voting rights) of the Company is reduced immediately after the redemption to less than 80% of the Redeeming U.S. Holder’s percentage interest in such shares immediately before the redemption; (ii) the Redeeming U.S. Holder’s percentage ownership of the outstanding shares (both voting and nonvoting) immediately after the redemption is reduced to less than 80% of such percentage ownership immediately before the redemption; and (iii) the Redeeming U.S. Holder owns, immediately after the redemption, less than 50% of the total combined voting power of all classes of shares of the Company entitled to vote. Whether the redemption will be considered “not essentially equivalent to a dividend” with respect to a Redeeming U.S. Holder will depend upon the particular circumstances of that U.S. holder. At a minimum, however, the redemption must result in a meaningful reduction in the Redeeming U.S. Holder’s actual or constructive percentage ownership of the Company. The IRS has ruled that any reduction in a shareholder’s proportionate interest is a “meaningful reduction” if the shareholder’s relative interest in the corporation is minimal and the shareholder does not have meaningful control over the corporation.
If none of the redemption tests described above give rise to capital gain or loss, the consideration paid to the Redeeming U.S. Holder will be treated as dividend income for U.S. federal income tax purposes to the extent of our current or accumulated earnings and profits. However, for the purposes of the dividends- received deduction and of “qualified dividend” treatment, due to the redemption right, a Redeeming U.S. Holder may be unable to include the time period prior to the redemption in the shareholder’s “holding period.” Any distribution in excess of our earnings and profits will reduce the Redeeming U.S. Holder’s basis in the shares (but not below zero), and any remaining excess will be treated as gain realized on the sale or other disposition of the shares.
As these rules are complex, U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption will be treated as a sale or as a distribution under the Code.
Certain Redeeming U.S. Holders who are individuals, estates or trusts pay a 3.8% tax on all or a portion of their “net investment income” or “undistributed net investment income” (as applicable), which may include all or a portion of their capital gain or dividend income from their redemption of shares.
Redeeming U.S. Holders should consult their tax advisors regarding the effect, if any, of the net investment income tax.
Passive Foreign Investment Company Rules
A foreign (i.e., non-U.S.) corporation will be a passive foreign investment company (or “PFIC”) for U.S. tax purposes if at least 75% of its gross income in a taxable year, including its pro rata share of the gross income of any corporation in which it is considered to own at least 25% of the shares by value, is passive income. Alternatively, a foreign corporation will be a PFIC if at least 50% of its assets in a taxable year of the foreign corporation, ordinarily determined based on fair market value and averaged quarterly over the year, including its pro rata share of the assets of any corporation in which it is considered to own at least 25% of the shares by value, are held for the production of, or produce, passive income. Passive income generally includes dividends, interest, rents and royalties (other than rents or royalties derived from the active conduct of a trade or business) and gains from the disposition of passive assets.
Because we are a blank check company, with no current active business, we believe that it is likely that we have met the PFIC asset or income test beginning with our initial taxable year. However, pursuant to a start-up exception, a corporation will not be a PFIC for the first taxable year the corporation has gross income, if (1) no predecessor of the corporation was a PFIC; (2) the corporation satisfies the IRS that it will not be a PFIC for either of the first two taxable years following the start-up year; and (3) the corporation is not in fact a PFIC for either of those years. The actual PFIC status of the Company for its current taxable year or any subsequent taxable year will not be determinable until after the end of such taxable year. If we do not satisfy the start-up exception, we will likely be considered a PFIC since our date of formation, and will continue to be treated as a PFIC until we no longer satisfy the PFIC tests (although, as stated below, in general the PFIC rules would continue to apply to any U.S. holder who held our securities at any time we were considered a PFIC).

If we are determined to be a PFIC for any taxable year (or portion thereof) that is included in the holding period of a Redeeming U.S. Holder of our shares or warrants and, in the case of our shares, the Redeeming U.S. Holder did not make either a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder held (or was deemed to hold) shares or a timely “mark to market” election, in each case as described below, such holder generally will be subject to special rules with respect to:
•
any gain recognized by the Redeeming U.S. Holder on the sale or other disposition of its shares or warrants (which would include the redemption, if such redemption is treated as a sale under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above); and

•
any “excess distribution” made to the Redeeming U.S. Holder (generally, any distributions to such Redeeming U.S. Holder during a taxable year of the Redeeming U.S. Holder that are greater than 125% of the average annual distributions received by such Redeeming U.S. Holder in respect of the shares during the three preceding taxable years of such Redeeming U.S. Holder or, if shorter, such Redeeming U.S. Holder’s holding period for the shares), which may include the redemption to the extent such redemption is treated as a distribution under the rules discussed under the heading “— Tax Treatment of the Redemption — In General,” above.

Under these special rules,
•
the Redeeming U.S. Holder’s gain or excess distribution will be allocated ratably over the Redeeming U.S. Holder’s holding period for the shares or warrants;

•
the amount allocated to the Redeeming U.S. Holder’s taxable year in which the Redeeming U.S. Holder recognized the gain or received the excess distribution, or to the period in the Redeeming U.S. Holder’s holding period before the first day of our first taxable year in which we are a PFIC, will be taxed as ordinary income;

•
the amount allocated to other taxable years (or portions thereof) of the Redeeming U.S. Holder and included in its holding period will be taxed at the highest tax rate in effect for that year and applicable to the Redeeming U.S. Holder; and

•
the interest charge generally applicable to underpayments of tax will be imposed in respect of the tax attributable to each such other taxable year of the Redeeming U.S. Holder.

In general, if we are determined to be a PFIC, a Redeeming U.S. Holder may avoid the PFIC tax consequences described above in respect to our shares (but not our warrants) by making a timely QEF election (if eligible to do so) to include in income its pro rata share of our net capital gains (as long-term capital gain) and other earnings and profits (as ordinary income), on a current basis, in each case whether or not distributed, in the taxable year of the Redeeming U.S. Holder in which or with which our taxable year ends. In general, a QEF election must be made on or before the due date (including extensions) for filing such Redeeming U.S. Holder’s tax return for the taxable year for which the election relates. A Redeeming U.S. Holder may make a separate election to defer the payment of taxes on undistributed income inclusions under the QEF rules, but if deferred, any such taxes will be subject to an interest charge.
A Redeeming U.S. Holder may not make a QEF election with respect to its warrants to acquire our shares. As a result, if a Redeeming U.S. Holder sells or otherwise disposes of such warrants (other than upon exercise of such warrants), any gain recognized generally will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above, if we were a PFIC at any time during the period the Redeeming U.S. Holder held the warrants. If a Redeeming U.S. Holder that exercises such warrants properly makes a QEF election with respect to the newly acquired shares (or has previously made a QEF election with respect to our shares), the QEF election will apply to the newly acquired shares, but the adverse tax consequences relating to PFIC shares, adjusted to take into account the current income inclusions resulting from the QEF election, will continue to apply with respect to such newly acquired shares (which generally will be deemed to have a holding period for purposes of the PFIC rules that includes the period the Redeeming U.S. Holder held the warrants), unless the Redeeming U.S. Holder makes a purging election. The purging election creates a deemed sale of such shares at their fair market value. The gain recognized by the purging election will be subject to the special tax and interest charge rules treating the gain as an excess distribution, as described above. As a result of the purging election, the Redeeming U.S.

Holder will have a new basis and holding period in the shares acquired upon the exercise of the warrants for purposes of the PFIC rules.
The QEF election is made on a shareholder-by-shareholder basis and, once made, can be revoked only with the consent of the IRS. A QEF election may not be made with respect to our warrants. A Redeeming U.S. Holder generally makes a QEF election by attaching a completed IRS Form 8621 (Return by a Shareholder of a Passive Foreign Investment Company or Qualified Electing Fund), including the information provided in a PFIC annual information statement, to a timely filed U.S. federal income tax return for the tax year to which the election relates. Retroactive QEF elections generally may be made only by filing a protective statement with such return and if certain other conditions are met or with the consent of the IRS. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a retroactive QEF election under their particular circumstances.
In order to comply with the requirements of a QEF election, a Redeeming U.S. Holder must receive a PFIC annual information statement from us. If we determine we are a PFIC for any taxable year, we will endeavor to provide to a Redeeming U.S. Holder such information as the IRS may require, including a PFIC annual information statement, in order to enable the Redeeming U.S. Holder to make and maintain a QEF election. However, there is no assurance that we will have timely knowledge of our status as a PFIC in the future or of the required information to be provided.
If a Redeeming U.S. Holder has made a QEF election with respect to our shares, and the special tax and interest charge rules do not apply to such shares (because of a timely QEF election for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) such shares or a purge of the PFIC taint pursuant to a purging election, as described above), any gain recognized on the sale of our shares generally will be taxable as capital gain and no interest charge will be imposed. As discussed above, Redeeming U.S. Holders of a QEF are currently taxed on their pro rata shares of its earnings and profits, whether or not distributed. In such case, a subsequent distribution of such earnings and profits that were previously included in income generally should not be taxable as a dividend to such Redeeming U.S. Holders. The tax basis of a Redeeming U.S. Holder’s shares in a QEF will be increased by amounts that are included in income, and decreased by amounts distributed but not taxed as dividends, under the above rules. Similar basis adjustments apply to property if by reason of holding such property the Redeeming U.S. Holder is treated under the applicable attribution rules as owning shares in a QEF.
Although a determination as to our PFIC status will be made annually, a determination that we are a PFIC for any particular year will generally apply for subsequent years to a Redeeming U.S. Holder who held shares or warrants while we were a PFIC, whether or not we meet the test for PFIC status in those subsequent years. A Redeeming U.S. Holder who makes the QEF election discussed above for our first taxable year as a PFIC in which the Redeeming U.S. Holder holds (or is deemed to hold) our shares and receives the requisite PFIC annual information statement, however, will not be subject to the PFIC tax and interest charge rules discussed above in respect to such shares. In addition, such Redeeming U.S. Holder will not be subject to the QEF inclusion regime with respect to such shares for any taxable year of us that ends within or with a taxable year of the Redeeming U.S. Holder and in which we are not a PFIC. On the other hand, if the QEF election is not effective for each of our taxable years in which we are a PFIC and the Redeeming U.S. Holder holds (or is deemed to hold) our shares, the PFIC rules discussed above will continue to apply to such shares unless the holder makes a purging election, as described above, and pays the tax and interest charge with respect to the gain inherent in such shares attributable to the pre-QEF election period.
Alternatively, if a Redeeming U.S. Holder, at the close of its taxable year, owns shares in a PFIC that are treated as marketable stock, the Redeeming U.S. Holder may make a mark-to-market election with respect to such shares for such taxable year. If the Redeeming U.S. Holder makes a valid mark-to-market election for the first taxable year of the Redeeming U.S. Holder in which the Redeeming U.S. Holder holds (or is deemed to hold) shares and for which we are determined to be a PFIC, such holder generally will not be subject to the PFIC rules described above in respect to its shares. Instead, in general, the Redeeming U.S. Holder will include as ordinary income each year the excess, if any, of the fair market value of its shares at the end of its taxable year over the adjusted basis in its shares. The Redeeming U.S. Holder also will be allowed to take an ordinary loss in respect of the excess, if any, of the adjusted basis of its shares over the fair market value of its shares at the end of its taxable year (but only to the extent of the net amount of previously included income as a result of the mark-to-market election). The Redeeming U.S. Holder’s basis in its shares will be adjusted to reflect any such income or loss amounts, and any further gain recognized on a sale or other taxable disposition of the shares will be treated as ordinary income. Currently, a mark-to-market election may not be made with respect to our warrants.
The mark-to-market election is available only for stock that is regularly traded on a national securities exchange that is registered with the SEC, including the Nasdaq Capital Market, or on a foreign exchange or market that the IRS determines has rules sufficient to ensure that the market price represents a legitimate and sound fair market value. Redeeming U.S. Holders should consult their own tax advisors regarding the availability and tax consequences of a mark-to-market election in respect to our shares under their particular circumstances.
If we are a PFIC and, at any time, have a foreign subsidiary that is classified as a PFIC, Redeeming U.S. Holders generally would be deemed to own a portion of the shares of such lower-tier PFIC, and generally could incur liability for the deferred tax and interest charge described above if we receive a distribution from, or dispose of all or part of our interest in, the lower-tier PFIC or the Redeeming U.S. Holders otherwise were deemed to have disposed of an interest in the lower-tier PFIC. We will endeavor to cause any lower-tier PFIC to provide to a Redeeming U.S. Holder the information that may be required to make or maintain a QEF election with respect to the lower-tier PFIC. However, there is no assurance that we will have timely knowledge of the status of any such lower-tier PFIC. In addition, we may not hold a controlling interest in any such lower-tier PFIC and thus there can be no assurance we will be able to cause the lower-tier PFIC to provide the required information. Redeeming U.S. Holders are urged to consult their own tax advisors regarding the tax issues raised by lower-tier PFICs.
A Redeeming U.S. Holder that owns (or is deemed to own) shares in a PFIC during any taxable year of the Redeeming U.S. Holder, may have to file an IRS Form 8621(whether or not a QEF or market-to-market election is made) and such other information as may be required by the U.S. Treasury Department.
The application of the PFIC rules is extremely complex. Shareholders who are considering participating in the redemption and/or selling, transferring or otherwise disposing of their shares should consult with their tax advisors concerning the application of the PFIC rules in their particular circumstances.
U.S. Federal Income Tax Considerations to Non-U.S. Shareholders
This section is addressed to Redeeming Non-U.S. Holders (as defined below) of the Company’s shares that elect to have their shares redeemed for cash as described in the section entitled “Proposal 1: The Extension Amendment Proposal.” For purposes of this discussion, a “Redeeming Non-U.S. Holder” is a beneficial owner (other than a partnership or entity treated as a partnership for U.S. federal income tax purposes) that so redeems its shares and is not a Redeeming U.S. Holder.
Except as otherwise discussed in this section, a Redeeming Non-U.S. Holder generally will not be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption unless the gain or dividends is effectively connected with such Redeeming Non-U.S. Holder’s conduct of a trade or business within the United States (and if an income tax treaty applies, is attributable to a U.S. permanent establishment or fixed base maintained by the Redeeming Non-U.S. Holder).
Dividends (including constructive dividends) and gains that are effectively connected with a Redeeming Non-U.S. Holder’s conduct of a trade or business in the United States (and, if required by an applicable income tax treaty, are attributable to a permanent establishment or fixed base in the United States) generally will be subject to U.S. federal income tax at the same regular U.S. federal income tax rates applicable to a comparable Redeeming U.S. Holder and, in the case of a Redeeming Non-U.S. Holder that is a corporation for U.S. federal income tax purposes, also may be subject to an additional branch profits tax at a 30% rate or a lower applicable tax treaty rate.
Non-U.S. holders of shares considering exercising their redemption rights should consult their own tax advisors as to whether the redemption of their shares will be treated as a sale or as a distribution under the Code, and whether they will be subject to U.S. federal income tax on any gain recognized or dividends received as a result of the redemption based upon their particular circumstances.

Under the Foreign Account Tax Compliance Act (“FATCA”) and U.S. Treasury regulations and administrative guidance thereunder, a 30% United States federal withholding tax may apply to certain income paid to (i) a “foreign financial institution” (as specifically defined in FATCA), whether such foreign financial institution is the beneficial owner or an intermediary, unless such foreign financial institution agrees to verify, report and disclose its United States “account” holders (as specifically defined in FATCA) and meets certain other specified requirements or (ii) a non-financial foreign entity, whether such non- financial foreign entity is the beneficial owner or an intermediary, unless such entity provides a certification that the beneficial owner of the payment does not have any substantial United States owners or provides the name, address and taxpayer identification number of each such substantial United States owner and certain other specified requirements are met. In certain cases, the relevant foreign financial institution or non- financial foreign entity may qualify for an exemption from, or be deemed to be in compliance with, these rules. Redeeming Non-U.S. Holders should consult their own tax advisors regarding this legislation and whether it may be relevant to their disposition of their shares or warrants.
Backup Withholding
In general, proceeds received from the exercise of redemption rights will be subject to backup withholding for a non-corporate Redeeming U.S. Holder that:
•
fails to provide an accurate taxpayer identification number;

•
is notified by the IRS regarding a failure to report all interest or dividends required to be shown on his or her federal income tax returns; or

•
in certain circumstances, fails to comply with applicable certification requirements.

A Redeeming Non-U.S. Holder generally may eliminate the requirement for information reporting and backup withholding by providing certification of its foreign status, under penalties of perjury, on a duly executed applicable IRS Form W-8 or by otherwise establishing an exemption.
Any amount withheld under these rules will be creditable against the Redeeming U.S. Holder’s or Redeeming Non-U.S. Holder’s U.S. federal income tax liability or refundable to the extent that it exceeds this liability, provided that the required information is timely furnished to the IRS and other applicable requirements are met.
As previously noted above, the foregoing discussion of certain material U.S. federal income tax consequences is included for general information purposes only and is not intended to be, and should not be construed as, legal or tax advice to any shareholder. We once again urge you to consult with your own tax adviser to determine the particular tax consequences to you (including the application and effect of any U.S. federal, state, local or foreign income or other tax laws) of the receipt of cash in exchange for shares in connection with the Extension Amendment Proposal.

PROPOSAL 2: THE AUDITOR RATIFICATION PROPOSAL
Overview
We are asking the shareholders to ratify the audit committee’s selection of Marcum as our independent registered public accounting firm for the fiscal year ending March 31, 2024. The audit committee is directly responsible for appointing the Company’s independent registered public accounting firm. The audit committee is not bound by the outcome of this vote. However, if the shareholders do not ratify the selection of Marcum as our independent registered public accounting firm for the fiscal year ending March 31, 2024, our audit committee may reconsider the selection of Marcum as our independent registered public accounting firm. Marcum has audited our financial statements for the fiscal year ended March 31, 2023 and the period from April 20, 2021 (inception) to March 31, 2022.
Audit Fees
Audit fees consist of fees for professional services rendered for the audit of our year-end financial statements and services that are normally provided by Marcum in connection with regulatory filings. The aggregate fees of Marcum for professional services rendered for the audit of our annual financial statements, review of the financial information included in our Forms 10-Q for the respective periods and other required filings with the SEC for the year ended March 31, 2023 and the period from April 20, 2021 (inception) to March 31, 2022 totaled approximately $93,134 and $93,730, respectively. The above amounts include interim procedures and audit fees, as well as attendance at audit committee meetings.
Audit-Related Fees
Audit-related fees consist of fees billed for assurance and related services that are reasonably related to performance of the audit or review of our financial statements and are not reported under “Audit Fees.” These services include attest services that are not required by statute or regulation and consultations concerning financial accounting and reporting standards. During the year ended March 31, 2023 and the period from April 20, 2021 (inception) to March 31, 2022 we did not pay Marcum any audit-related fees.
Tax Fees
We did not pay Marcum for tax services, planning or advice for the year ended March 31, 2023 and the period from April 20, 2021 (inception) to March 31, 2022.
All Other Fees
We did not pay Marcum for any other services for the year ended March 31, 2023 and the period from April 20, 2021 (inception) to March 31, 2022.
Pre-Approval Policy
Our audit committee was formed upon the consummation of our IPO. As a result, the audit committee did not pre-approve all of the foregoing services, although any services rendered prior to the formation of our audit committee were approved by our Board. Since the formation of our audit committee, and on a going-forward basis, the audit committee has and will pre-approve all auditing services and permitted non-audit services to be performed for us by our auditors, including the fees and terms thereof (subject to the de minimis exceptions for non-audit services described in the Exchange Act which are approved by the audit committee prior to the completion of the audit).
Full Text of the Resolution to be Approved
The full text of the resolution to be proposed in connection with this proposal is as follows:
“RESOLVED, as an ordinary resolution, that the appointment of Marcum LLP as the independent registered public accounting firm of the Company for the fiscal year ending March 31, 2024 be ratified, approved and confirmed in all respects.”

Vote Required for Approval
The approval of the Auditor Ratification Proposal requires an ordinary resolution being the affirmative vote of holders of a majority of the votes cast by shareholders represented at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Auditor Ratification Proposal.
Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Auditor Ratification Proposal.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE AUDITOR RATIFICATION PROPOSAL.

PROPOSAL NO. 3 — THE DIRECTOR APPOINTMENT PROPOSAL
Overview
As set forth above in the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers,” our Board now consists of five directors, divided into three classes, each of which will generally serve for a term of three years with only one class of directors being appointed in each year. Class I consists of Whitney Baker and Michael Faber, with a term expiring at the Meeting.
The sole holder of our Class B ordinary share will have the right to appoint all of our directors prior to consummation of our initial business combination and holders of our public shares will not have the right to vote on the appointment of directors during such time. Our Board has nominated Whitney Baker and Michael Faber as the Class I directors of the Board with a term that would expire at the 2027 annual meeting of the Company.
Each of Whitney Baker and Michael Faber currently serves as a member of our Board and has agreed to serve if appointed. Unless you indicate otherwise, shares represented by executed proxies in the form enclosed will be voted for the appointment of the director nominees unless any of such nominees shall be unavailable, in which case such shares will be voted for substitute nominees designated by the Board. We have no reason to believe that either of the nominees will be unavailable or, if appointed, will decline to serve.
Nominee Biograph
For biographies of the director nominees, please see the section entitled “Directors, Executive Officers and Corporate Governance — Directors and Officers.”
Vote Required for Approval
Approval of the Director Appointment Proposal requires an ordinary resolution under Cayman Islands law of the sole holder of the Class B ordinary share, being the affirmative vote of a simple majority of the votes cast by the sole holders of the Class B ordinary share, who, being entitled to do so, vote in person or by proxy at the Meeting. Failure to vote by proxy or to vote oneself at the Meeting, abstentions from voting or broker non-votes will have no effect on the outcome of any vote on the Director Appointment Proposal.
Resolutions to be Voted Upon
The full text of the resolution to be proposed in connection with this proposal is as follows:
“RESOLVED, as an ordinary resolution of the holder of the Class B ordinary share, that the appointment of each of Whitney Baker and Michael Faber as a Class I Director of the Company until the 2027 annual general meeting of the Company in accordance with the amended and restated memorandum of association and articles of association of the Company be approved.”
Recommendation of the Board
THE BOARD UNANIMOUSLY RECOMMENDS THAT HOLDERS OF CLASS B ORDINARY SHARES OF THE COMPANY VOTE “FOR” THE APPROVAL OF EACH OF THE NOMINEES SET FORTH IN THE DIRECTOR APPOINTMENT PROPOSAL.

PROPOSAL 4: THE ADJOURNMENT PROPOSAL
The Adjournment Proposal, if adopted, will allow our Board to adjourn the Meeting to a later date or dates to permit further solicitation of proxies. The Adjournment Proposal will only be presented at the Meeting in the event that there are insufficient tabulated votes for, or otherwise in connection with, the approval of the other proposals.
Consequences if the Adjournment Proposal is Not Approved
If the Adjournment Proposal is not approved by our shareholders, our Board may not be able to adjourn the Meeting to a later date in the event that there are insufficient tabulated votes for, or otherwise in connection with, the approval of the other proposals.
Full Text of the Resolution to be Approved
The full text of the resolution to be proposed in connection with this proposal is as follows:
“RESOLVED, as an ordinary resolution, that the adjournment of the annual general meeting to a later date or dates to be determined by the Chairperson of the annual general meeting, or indefinitely, if necessary or convenient, to permit further solicitation and vote of proxies be confirmed, ratified and approved in all respects.”
Vote Required for Approval
The approval of the Adjournment Proposal, if presented, requires an ordinary resolution being the affirmative vote of holders of a majority of the votes cast by shareholders represented at the Meeting and entitled to vote thereon. Accordingly, if a valid quorum is otherwise established, a shareholder’s failure to vote by proxy or online at the Meeting will have no effect on the outcome of any vote on the Adjournment Proposal, if presented,.
Abstentions will be counted in connection with the determination of whether a valid quorum is established but will have no effect on the outcome of the Adjournment Proposal, if presented,.
Recommendation of the Board
OUR BOARD UNANIMOUSLY RECOMMENDS THAT OUR SHAREHOLDERS VOTE “FOR” THE ADJOURNMENT PROPOSAL, IF PRESENTED.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth information regarding the beneficial ownership of our ordinary shares as of February 15, 2024 by:
•
each person known by us to be the beneficial owner of more than 5% of our outstanding ordinary shares;

•
each of our executive officers and directors; and

•
all our officers and directors as a group.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all ordinary shares beneficially owned by them. The following table is based on 9,998,396 of Class A ordinary shares and one Class B ordinary share outstanding and does not reflect record or beneficial ownership of the Private Placement Warrants as they are not exercisable within 60 days of February 15, 2024.
Name and Address of Beneficial Owner(1)	Number of Class A Ordinary Shares Beneficially Owned	Approximate Percentage of Outstanding Class A Ordinary Shares	Number of Class B Ordinary Shares Beneficially Owned(2)	Approximate Percentage of Outstanding Class B Ordinary Shares(2)	Number of Ordinary Shares Beneficially Owned	Approximate Percentage of Outstanding Ordinary Shares
CEMAC Sponsor LP(3)	5,749,999	57.5%	1(2)	100%	5,750,000	57.5%
Roberta Brzezinski	—	—	—	—	—	—
Herman G. Kotzé	—	—	—	—	—	—
Whitney Baker	—	—	—	—	—	—
Michael Faber	—	—	—	—	—	—
Neil Harper	—	—	—	—	—	—
Darius James Roth	—	—	—	—	—	—
All executive officers and directors as a group (six individuals)	—	—	—	—	—	—
Polar Asset Management Partners Inc(4)	1,196,773	11.97%	—	—	1,196,773	11.97%
The Bank of Nova Scotia(5)	299,951	3.00%	—	—	299,951	%

(1)
Unless otherwise noted, the business address of each of the following is c/o Capitalworks Emerging Markets Acquisition Corp c/o Ellenoff Grossman & Schole LLP, 1345 Avenue of the Americas, New York, NY 10105.

(2)
The Sponsor initially received 5,750,000 Class B ordinary shares from the Company on May 12, 2021. On May 23, 2023, the Sponsor elected to convert, on a one-for-one basis, 5,749,999 Class B ordinary shares into 5,749,999 Class A ordinary shares, and continues to own one Class B ordinary share. The 5,749,999 Class A ordinary shares issued to the Sponsor in connection with the Founder Conversion are subject to the same registration rights and restrictions as the Class B ordinary shares before the Founder Conversion, including, among others, certain transfer restrictions, waiver of redemption rights and the obligation to vote in favor of a business combination as described in the final prospectus for the Issuer’s IPO.

(3)
CEMAC Sponsor LP is the record holder of the shares reported herein. CEMAC Sponsor GP is the general partner of CEMAC Sponsor LP and has voting and investment discretion over the securities held by CEMAC Sponsor LP. Robert Oudhof is the sole director of CEMAC Sponsor GP and has voting and investment discretion over the securities held by CEMAC Sponsor GP. Robert Oudhof disclaims any beneficial ownership of the securities held by CEMAC Sponsor LP other than to the extent of any pecuniary interest he may have therein, directly or indirectly. Each member of our management team has a pecuniary interest in CEMAC Sponsor LP; however, those individuals do not exercise voting or dispositive control over any of the shares held by CEMAC Sponsor LP. Accordingly, none of them will be deemed to have or share beneficial ownership of such shares.

(4)
According to a Schedule 13G filed with the SEC on February 10, 2023, Polar Asset Management Partners Inc. (“Polar”) is the investment advisor to Polar Multi-Strategy Master Fund (“PMSMF”) with respect to the Class A ordinary shares directly held by PMSMF. The address of the principal business office of each of Solar and PMSMF is 16 York Street, Suite 2900, Toronto, ON, Canada M5J 0E6. The ultimate individual beneficial owner of the reporting persons is not included in the 13G. The number of shares held by Polar was reported as of February 10, 2023, which does not reflect any redemption of its shares in connection with the Company’s extension approved on May 23, 2023, or any other transactions after February 10, 2023. Accordingly, the number of shares and the percentages set forth in the table may not reflect its current beneficial ownership.

(5)
According to a Schedule 13G/A filed with the SEC on February 13, 2024, The Bank of Nova Scotia is the holder of the Class A ordinary shares reported herein. The address of its principal business office is 40 Temperance Street, Toronto, Ontario, M5H 0B4. The ultimate individual beneficial owner of the reporting person is not included in the 13G/A.

FUTURE SHAREHOLDER PROPOSALS
If the Extension Amendment Proposal is approved, we anticipate that the 2025 annual general meeting will be held no later than March 31, 2025. For any proposal to be considered for inclusion in our proxy statement and form of proxy for submission to the shareholders at our 2025 annual general meeting, it must have submitted in writing and comply with the requirements of Rule 14a-8 of the Exchange Act and our charter. Assuming the meeting is held on March 31, 2025, such proposals must have been received by us not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the scheduled date of the annual general meeting.
If the Extension Amendment Proposal is not approved, there will be no 2025 annual general meeting.
HOUSEHOLDING INFORMATION
Unless the Company has received contrary instructions, the Company may send a single copy of this proxy statement to any household at which two or more shareholders reside if the Company believes the shareholders are members of the same family. This process, known as “householding,” reduces the volume of duplicate information received at any one household and helps to reduce the Company’s expenses. However, if shareholders prefer to receive multiple sets of the Company’s disclosure documents at the same address this year or in future years, the shareholders should follow the instructions described below. Similarly, if an address is shared with another shareholder and together both of the shareholders would like to receive only a single set of the Company’s disclosure documents, the shareholders should follow these instructions:
•
if the shares are registered in the name of the shareholder, the shareholder should contact the Company at the following address and e-mail address:

Capitalworks Emerging Markets Acquisition Corp
c/o Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas
New York, NY10105
Attention: Roberta Brzezinski
Tel: 561-532-4682
Email: Roberta.Brzezinski@cemac.online
•
if a broker, bank or nominee holds the shares, the shareholder should contact the broker, bank or nominee directly.

WHERE YOU CAN FIND MORE INFORMATION
The Company files annual, quarterly and current reports, proxy statements and other information with the SEC. The SEC maintains an Internet web site that contains reports, proxy and information statements, and other information regarding issuers, including us, that file electronically with the SEC. The public can obtain any documents that we file electronically with the SEC at www.sec.gov.
This proxy statement describes the material elements of relevant contracts, exhibits and other information attached as annexes to this proxy statement. Information and statements contained in this proxy statement are qualified in all respects by reference to the copy of the relevant contract or other document included as an annex to this document.
Our corporate website address is https://www.cemac.online. Our website and the information contained on, or that can be accessed through, the website is not deemed to be incorporated by reference in, and is not considered part of, this proxy statement.

You may obtain additional copies of this proxy statement, at no cost, and you may ask any questions you may have about the Extension Amendment Proposal, the Auditor Ratification Proposal, the Director Appointment Proposal or the Adjournment Proposal, by contacting the Company’s Solicitor at:
Advantage Proxy, Inc.
PO Box 10904
Yakima, WA 98909
Attn: Karen Smith
Toll Free Telephone: (877) 870-8565
Main Telephone: (206) 870-8565
E-mail: ksmith@advantageproxy.com
You may also contact us at the following address or telephone number:
c/o Ellenoff Grossman & Schole LLP
1345 Avenue of the Americas
New York, NY 10105
561-532-4682
In order to receive timely delivery of the documents in advance of the Meeting, you must make your request for information no later than February 22, 2024.

ANNEX A
PROPOSED AMENDMENT TO THE AMENDED AND RESTATED
MEMORANDUM OF ASSOCIATION AND ARTICLES OF ASSOCIATION
OF CAPITALWORKS EMERGING MARKETS ACQUISITION CORP
162 (a) In the event that the Company does not consummate a Business Combination within the thirty nine month period following the closing of the IPO (or such earlier date as determined by the Board, in its sole discretion, and included in a public announcement) (the “Termination Date”)
(i)   the Company will cease all operations except for the purpose of winding up;
(ii)   as promptly as reasonably possible but not more than ten business days thereafter, redeem the Public Shares, at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay taxes, if any(less up to $100,000 of interest to pay winding up and dissolution expenses), divided by the number of Public Shares then in issue, which redemption will completely extinguish public Members’ rights as Members (including the right to receive further liquidation distributions, if any); and
(iii)   as promptly as reasonably possible following such redemption, subject to the approval of the Company’s remaining Members and the Directors, liquidate and dissolve, subject in the case of sub-articles 162(a)(i) and 162(a)(ii), to its obligations under Cayman Islands law to provide for claims of creditors and in all cases subject to the other requirements of applicable law. Notwithstanding the foregoing, if any Founders acquire Public Shares in or after the IPO, they will each be entitled to receive liquidation distributions from the Trust Fund with respect to such Public Shares if the Company fails to complete a Business Combination by the applicable Termination Date.
(b)   If any amendment is made to Article 162(a) that would modify the substance or timing of the Company’s obligation to provide holders of the Class A Shares the right to have their shares redeemed in connection with the Company’s initial Business Combination or to redeem 100% of the Public Shares if the Company does not complete its initial Business Combination within the thirty nine month period following the closing of the IPO or with respect to any other provision relating to the rights of holders of the Class A Shares or pre-initial Business Combination activity, each holder of Public Shares shall be provided with the opportunity to redeem their Public Shares upon the approval of any such amendment at a per-Share price, payable in cash, equal to the aggregate amount then on deposit in the Trust Fund, including interest earned on the Trust Fund and not previously released to the Company to pay its taxes, if any, divided by the number of Public Shares then in issue. Notwithstanding the foregoing, the Company shall not redeem Public Shares in connection with such amendment that would cause the Company’s net tangible assets to be less than US$5,000,001 following such redemptions

A-1

CAPITALWORKS EMERGING MARKETS ACQUISITION CORP c/o Ellenoff Grossman & Schole LLP 1345 Avenue of the Americas New York, NY 10105 EXTRAORDINARY MEETING IN LIEU OF AN ANNUAL GENERAL MEETING OF SHAREHOLDERS FEBRUARY 29, 2024 YOUR VOTE IS IMPORTANT FOLD AND DETACH HERE THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS FOR THE EXTRAORDINARY MEETING IN LIEU OF AN ANNUAL GENERAL MEETING OF SHAREHOLDERS TO BE HELD ON FEBRUARY 29, 2024 The undersigned, revoking any previous proxies relating to these shares, hereby acknowledges receipt of the notice and proxy statement, dated February 15, 2024 (the “Proxy Statement”), in connection with the extraordinary meeting in lieu of an annual general meeting of shareholders of Capitalworks Emerging Markets Acquisition Corp (the “Company”) and at any adjournments or postponements thereof (the “Meeting”) to be held at 10:00 a.m. Eastern Time on February 29, 2024 as a virtual meeting for the sole purpose of considering and voting upon the following proposals, and hereby appoints Roberta Brzezinski and Herman G. Kotzé, and each of them (with full power to act alone), the attorneys and proxies of the undersigned, with power of substitution to each, to vote all of the ordinary shares of the Company registered in the name provided, which the undersigned is entitled to vote at the Meeting and at any adjournments or postponements thereof, with all the powers the undersigned would have if personally present. Without limiting the general authorization hereby given, said proxies are, and each of them is, instructed to vote or act as follows on the proposals set forth in the Proxy Statement. THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 4 (IF PRESENTED), AND “FOR” EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 3, CONSTITUTING THE EXTENSION AMENDMENT PROPOSAL, THE AUDITOR RATIFICATION PROPOSAL, THE ADJOURNMENT PROPOSAL (IF PRESENTED), AND THE DIRECTOR APPOINTMENT PROPOSAL. PLEASE MARK, SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY. (Continued and to be marked, dated and signed on reverse side)

Important Notice Regarding the Availability of Proxy Materials for the Extraordinary Meeting in lieu of an Annual General Meeting of Shareholders to be held on February 29, 2024: The notice of meeting and the accompanying Proxy Statement are available at https://www.cstproxy.com/cemac/2024. THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF PROPOSAL 1, PROPOSAL 2, AND PROPOSAL 4, IF PRESENTED, AND “FOR” EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 3. Please mark votes as indicated in this example — A proposal to amend by special resolution the Company’s amended and restated memorandum of association and articles of association in the form set forth in Annex A to the accompanying proxy statement to extend the date by which the Company would be required to consummate a business combination from March 3, 2024 to March 3, 2025. FOR AGAINST ABSTAIN — Auditor Ratification Proposal A proposal to ratify, by ordinary resolution, the selection by the audit committee of the Board Marcum LLP to serve as the Company’s independent registered public accounting firm for the year ending March 31, 2024. FOR AGAINST ABSTAIN — Director Appointment Proposal A proposal to approve, by ordinary resolution of the sole holder of the Class B ordinary share of the Company, with a nominal or par value of $0.0001 per share, the re-appointment of each of the following directors as Class I Director until the 2027 annual general meeting of the Company in accordance with the charter. Whitney Baker Michael Faber FOR WITHHELD ABSTAIN — By ordinary resolution to adjourn the Meeting to a later date or dates, if necessary, to permit further solicitation and vote of proxies in the event that there are insufficient votes for, or otherwise in connection with, the approval of Proposal 1, Proposal 2 or Proposal 3. Date: , 2024 FOR AGAINST ABSTAIN Signature (if Signature should agree with name printed hereon. If shares are held in the name of more than one person, EACH joint owner should sign. Executors, administrators, trustees, guardians and attorneys should indicate the capacity in which they sign. Attorneys should submit powers of attorney. PLEASE SIGN, DATE AND RETURN THE PROXY IN THE ENVELOPE ENCLOSED TO CONTINENTAL STOCK TRANSFER & TRUST COMPANY. THIS PROXY WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE ABOVE SIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED “FOR” EACH OF PROPOSAL 1,PROPOSAL 2 AND PROPOSAL 4 (IF PRESENTED) AND “FOR” EACH OF THE DIRECTOR NOMINEES IN PROPOSAL 3. THIS PROXY WILL REVOKE ALL PRIOR PROXIES SIGNED BY YOU.